As filed with the Securities and Exchange Commission on May 3, 2017
1933 Act File No. 333-213376
1940 Act File No. 811-23188

SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549
FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]
Pre-Effective Amendment No. 3	[x]
Post-Effective Amendment No. _	[ ]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]
Amendment No. 3	[x]

PARTNERS GROUP
PRIVATE INCOME OPPORTUNITIES, LLC
 (Exact Name of Registrant as Specified in Charter)

c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
 (Address of Principal Executive Offices)

(212) 908-2600
 (Registrant’s Telephone Number)

Robert Collins
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
 (Name and Address of Agent for Service)

Copy to:
Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box):

[X] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest	$400,000,000	$46,360(2)

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2)	$46,360 of which has been previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

Partners Group Private Income Opportunities, LLC
LIMITED LIABILITY COMPANY SHARES

Partners Group Private Income Opportunities, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's investment objective will be to generate attractive risk-adjusted returns and current income by investing in a diversified portfolio of predominantly credit-related opportunities, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, and equity instruments, as well as public debt, corporate bonds, and other debt securities. The Fund's investments are expected to consist of investments in the debt of various companies, ventures, business and real estate, infrastructure and other assets which may be accompanied by equity participation such as warrants, options and other equity-related instruments. A significant amount of the Fund's investments may be in unrated debt securities, which are generally considered the equivalent of debt securities rated below investment grade (also known as "junk securities"). The Fund cannot guarantee that its investment objective will be achieved or that the Fund's portfolio design and risk monitoring strategies will be successful. Investing in the Fund involves a high degree of risk. See "General risks," "Investment related risks," "Business and structure related risks," "Management related risks," and "Limits of risks disclosure" beginning on page 24.

	Class A Shares	Class I Shares	Total
Public Offering Price	At current net asset value	At current net asset value	$400,000,000
Sales Load(1)	3.50%	None	$14,000,000
Proceeds to the Fund (Before Expenses)(2)	Current net asset value minus sales load	Current net asset value	$386,000,000

(1)
Subscriptions for Class A Shares are subject to a sales load of up to 3.50%. Generally, the stated minimum investment in the Fund is $50,000 with respect to Class A Shares and $1,000,000 with respect to Class I Shares. These minimums may be reduced for certain investors.

(2)
Assumes all shares currently registered are sold in the continuous offering. Shares (as defined herein) will be offered in a continuous offering at the Fund's then current net asset value, plus any applicable sales load. Partners Group (USA) Inc. (the "Adviser") has borne the Fund's organizational costs of approximately $177,316. The Fund has additionally incurred offering costs of approximately $1,927. The Fund's offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined below). The Fund will bear ongoing offering costs associated with the Fund's continuous offering of Shares. See "Fund expenses."

This prospectus (the "Prospectus") applies to the offering of two separate classes of shares of limited liability company interests ("Shares") in the Fund, designated as Class A and Class I. Additional classes of Shares may be offered by the Fund. The Shares will generally be offered at the net asset value per Share as of the first day of each calendar month. No person who is admitted as a shareholder of the Fund (a "Shareholder") will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by "Eligible Investors" as defined herein. See "Eligible investors."

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the "LLC Agreement"). A copy of the LLC Agreement is attached as Appendix A to this Prospectus.

Shares are speculative and illiquid securities involving substantial risk of loss.

•	Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.

•
Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder's option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

•
Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

This Prospectus concisely provides information that you should know about the Fund before investing and you should retain it for future reference. Additional information about the Fund, including the Fund's statement of additional information (the "SAI"), dated [●], has been filed with the SEC. You can request a copy of the SAI and the Fund's annual and semi-annual reports without charge by writing to the Fund, c/o Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling 1-877-748-7209. The SAI is incorporated by reference into this Prospectus in its entirety. The SAI's table of contents appears on page 73 of this Prospectus. The SAI and other information about the Fund is available on the SEC's website (http://www.sec.gov).

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund. You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE FUND'S PRINCIPAL UNDERWRITER IS FORESIDE FUND SERVICES, LLC.

The date of this Prospectus is [●]

Table of contents

SUMMARY OF TERMS AND CONDITIONS	3
SUMMARY OF FUND EXPENSES	11
USE OF PROCEEDS	13
INVESTMENT OBJECTIVE AND STRATEGIES	13
PRIVATE CREDIT MARKET OVERVIEW	16
INVESTMENT PROCESS OVERVIEW	21
DUE DILIGENCE AND SELECTION OF INVESTMENTS	22
INVESTMENT POLICIES	23
GENERAL RISKS	24
BUSINESS AND STRUCTURE RELATED RISKS	27
MANAGEMENT RELATED RISKS	29
INVESTMENT RELATED RISKS	31
LIMITS OF RISKS DISCLOSURE	40
MANAGEMENT OF THE FUND	40
INVESTMENT MANAGEMENT FEE	43
DISTRIBUTOR	43
SALES LOAD	43
DISTRIBUTION PLAN	45
ADMINISTRATION	45
CUSTODIAN	46
FUND EXPENSES	46
VOTING	48
CONFLICTS OF INTEREST	48
DISTRIBUTIONS	50
DIVIDEND REINVESTMENT PLAN	51
OUTSTANDING SECURITIES	52
REPURCHASES OF SHARES	52
TRANSFERS OF SHARES	56
CALCULATION OF NET ASSET VALUE; VALUATION	57
CERTAIN TAX CONSIDERATIONS	58
ERISA CONSIDERATIONS	67
ELIGIBLE INVESTORS	68
PURCHASING SHARES	68
ADDITIONAL INFORMATION	69
SUMMARY OF THE LLC AGREEMENT	70
REPORTS TO SHAREHOLDERS	72
FISCAL YEAR	72
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	72
INQUIRIES	72
TABLE OF CONTENTS OF SAI	73
APPENDIX A – LIMITED LIABILITY COMPANY AGREEMENT	A-1

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	2

Summary of terms and conditions

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the LLC Agreement.

The Fund
The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on August 16, 2016.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers two separate classes of Shares designated as Class A Shares and Class I Shares. While the Fund presently intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged. The Adviser has received an exemptive order from the SEC with respect to the Fund's multi-class structure upon which the Fund relies.

Investment objective and strategies
The Fund's investment objective will be to seek attractive risk-adjusted returns and current income and, to a lesser extent, long-term capital appreciation by investing in a diversified portfolio of predominantly credit-related opportunities, including, but not limited to, first lien and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, and equity instruments, as well as public debt, corporate bonds, and other debt securities.

The Fund's investments (the "Fund Investments") are expected to consist primarily of (i) investments in the debt of various companies, ventures, businesses and real estate, infrastructure and other assets ("Portfolio Companies"), (ii) equity participation in such Portfolio Companies through various instruments such as warrants, options, common or preferred stock and other forms of equity participation and (iii) other opportunistic investments.

Asset allocation and investment selection will be guided by the Adviser's global relative value analysis, which takes into account changes in the market environment.

The Adviser intends to manage the Fund's portfolio with a view toward generating current income, managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors and any distributions made to investors. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private credit and private equity data, actual portfolio observations and qualitative forecasts by the Adviser's and its affiliates' investment professionals. See "Investment process overview—Portfolio planning."

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	3

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund's investment strategy. These techniques may include, without limitation:

• Diversifying investments and commitments across geographies, industries, sectors, capital structures, and maturity dates; and

• Tracking operating performance of underlying companies and their compliance with financial covenants.

To the extent permitted by the Investment Company Act, the Fund is also expected to borrow for investment purposes.

To enhance the Fund's liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Adviser may sell certain of the Fund's assets on the Fund's behalf.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time.

A significant amount of the loans in which the Fund will invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund's portfolio design and risk monitoring strategies will be successful. See "Investment policies."

Risk factors
An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under "General risks," "Investment related risks," "Business and structure related risks," "Management related risks," and "Limits of risks disclosure."

Management
The Fund's Board of Managers (the "Board") has overall responsibility for the management and supervision of the business operations of the Fund. See "Management of the Fund—The Board of Managers." To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	4

The Adviser
Pursuant to an investment management agreement (the "Investment Management Agreement"), Partners Group (USA) Inc., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the Fund's investment adviser (the "Adviser").

Fund administration
The Fund has retained State Street Bank and Trust Company (the "Administrator") to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See "Fees and Expenses" below.

Fees and expenses
As of March 1, 2017, the Adviser has borne the Fund's organizational costs of approximately $177,316 to date. The Fund will reimburse the Adviser for all organizational costs paid on its behalf.

The Fund's expenses incurred and to be incurred in connection with the initial offering of Shares, i.e., offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined below) and are not expected to exceed $250,000. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

On an ongoing basis, the Fund bears its own operating expenses (including, without limita-tion, its offering expenses). A more detailed discussion of the Fund's expenses can be found under "Fund expenses."

Investment Management Fee. The Fund will pay the Adviser an investment management fee (the "Investment Management Fee") in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the Fund's net asset value. The Investment Management Fee is paid to the Adviser out of the Fund's assets, and therefore decreases the net profits or increases the net losses of the Fund. See "Investment Management Fee."

Incentive Fee. In addition, at the end of each calendar quarter (and at certain other times), an incentive fee (the "Incentive Fee") shall be payable to the Adviser. The Incentive Fee is calculated and payable quarterly in arrears equal to 15% of the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee).

Distribution Fee. Pursuant to the conditions of an exemptive order issued by the SEC, the Fund has adopted a Distribution and Services Plan with respect to Class A Shares (the "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund's net asset value attributable to Class A Shares (the "Distribution Fee") to the Fund's Distributor or other qualified recipients under the Distribution Plan. The Distribution Fee is paid out of the Fund's assets and decreases the net profits or increases the net losses of the Class A Shares. For purposes of determining the Distribution Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution Fee payable. Class I Shares are not subject to the Distribution Fee. See "Distribution Plan."

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	5

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average gross asset value of the Fund, subject to a minimum monthly fee (the "Administration Fee"). Gross asset value means the total value of all assets of the Fund, including assets attributable to borrowing by the Fund. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See "Administration."

Distributions
Subject to the Board's discretion and applicable legal restrictions, and other than as required to qualify as a RIC (as defined below), it is expected that the Fund will authorize and declare quarterly dividends beginning no later than the first calendar quarter after the one-year anniversary of the Fund's commencement of operations. Nevertheless, the Board may cause the payment of special interim distributions in cash or in-kind to the Shareholders at the sole discretion of the Board.

Because the Fund intends to qualify annually as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service ("IRS") Form 1099-DIV identifying the amount and character of the Fund's distributions will be mailed to Shareholders. See "Taxes" below.

Eligible Investors
Each prospective investor in the Fund will be required to certify that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"). The criteria for qualifying as an "accredited investor" are set forth in the subscription documents that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. Investors who meet such qualifications are referred to in this Prospectus as "Eligible Investors." The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as "Eligible Investors" and to complete an additional investor certification prior to any additional purchase.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	6

Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling the Fund at 1-877-748-7209. See "Certain tax considerations—Taxation of non-U.S. Shareholders."

Purchasing Shares
The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares and $1,000,000 with respect to Class I Shares, and the minimum additional investment in the Fund by any investor is $10,000 with respect to Class A Shares and $100,000 with respect to Class I Shares. However, the Fund, in its sole discretion, may accept investments below these minimums. For example, investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions to those interests are not less than $10,000.

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Subscriptions for Class A Shares are sold subject to a sales load of up to 3.50% of the subscription amount (the "Sales Load"). No Sales Load may be charged without the consent of the Distributor. See "Sales Load."

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account with State Street Bank and Trust Company, the Fund's transfer agent (the "Transfer Agent"). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under "Purchasing Shares."

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	7

The Initial Closing
It is anticipated that the initial closing will occur on or around May 1, 2017 (the "Initial Closing Date"). The purchase price of the Shares on the Initial Closing Date will be based on the net asset value per Share of that class as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend reinvestment plan
The Fund intends to adopt an "opt out" dividend reinvestment plan (the "DRIP"). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor's distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor's subscription document or by notifying the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206, or (iii) via fax to (617) 937-3051. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP.

Repurchases of Shares
The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund's net assets on or about the first day of the calendar quarter immediately following the first anniversary of the Initial Closing Date (the "Initial Repurchase Date"), and thereafter quarterly on or about each January 1, April 1, July 1 and October 1.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See "Repurchases of Shares."

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 with respect to Class A Shares and $100,000 with respect to Class I Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	8

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a "first in - first out" basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See "Repurchases of Shares."

Transfer restrictions
A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a "transfer") Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. See "Transfers of Shares."

Taxes
The Fund has elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize ordinary interest income each year and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at ordinary U.S. federal income tax income rates, and not at the reduced rates of U.S. federal income tax that are applicable to individuals for "qualified dividends" and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see "Tax Reports" below and "Certain tax considerations."

Prospective investors should consult their own tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	9

Tax reports
The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor's taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund's Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders
Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund's operations each quarter. See "Reports to Shareholders."

Fiscal and tax year
The Fund's first fiscal year will conclude on March 31, 2018. Thereafter, the Fund's fiscal year will be the 12-month period ending on March 31. The Fund's first taxable year will conclude on October 31, 2017. Thereafter, the Fund's taxable year will be the 12-month period ending on October 31.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	10

Summary of fund expenses

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	CLASS A	CLASS I
Maximum Sales Load (as a percentage of subscription amount)(1)	3.50%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%
ANNUAL EXPENSES (as a percentage of the net assets attributable to Shares)	CLASS A	CLASS I
Investment Management Fee(3)	1.25%	1.25%
Distribution Fee(4)	0.70%	None
Other Expenses(5)	1.34%	1.34%
Total Annual Expenses	3.29%	2.59%
Less Fee Waiver and Expense Reimbursement(6)	(0.59)%	(0.59)%
Annual Net Expenses	2.70%	2.00%

(1)
Subscriptions for Class A Shares are sold subject to a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor depends upon the amount invested by such investor in Class A Shares. No Sales Load may be charged without the consent of the Distributor. See "Sales Load."

(2)
A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder's Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder's purchase of the Shares (on a "first in - first out" basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. See "Repurchases of Shares."

(3)
The Fund will pay the Investment Management Fee equal to 1.25% on an annualized basis of the Fund's net asset value. For the purpose of determining the Investment Management Fee payable to the Adviser for any month, the net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. See "Investment Management Fee" for additional information. The Fund will also pay the Adviser an Incentive Fee in respect of each calendar quarter of the Fund in an amount equal to 15% of the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee).

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	11

(4)
The Fund may pay a Distribution Fee of up to 0.70% on an annualized basis of the Fund's net asset value attributable to Class A Shares to the Fund's Distributor or other qualified recipients. Payment of the Distribution Fee is governed by the Fund's Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to the Distribution Fee. See "Distribution Plan."

(5)	Other Expenses are estimated for the Fund's fiscal year beginning on April 1, 2017 and ending on March 31, 2018.

(6)
The Adviser has entered into an expense limitation agreement (the "Expense Limitation Agreement") with the Fund dated March 20, 2017, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a "Waiver"), if required to ensure the Annual Net Expenses (excluding taxes, brokerage commissions, interest from borrowing, borrowing costs, certain transaction-related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and acquired fund fees and expenses) do not exceed 2.70% on an annualized basis with respect to the Class A Shares and 2.00% on an annualized basis with respect to the Class I Shares (the "Expense Limit"). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided (a) it is able to effect such recoupment and remain in compliance with the Expense Limit and (b) such recoupment does not cause the Fund's expense ratio after recoupment to exceed the Fund's net expense ratio in place at the time such amounts were waived. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days' written notice to the other party.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. "Other Expenses," as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodian. For a more complete description of the various fees and expenses of the Fund, see "Investment Management Fee," "Administration," "Custodian," "Fund expenses," "Repurchases of Shares" and "Purchasing Shares."

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE: You would pay the following expenses based on the imposition of the maximum 3.50% Sales Load (for Class A Shares only) and a $1,000 investment in the Fund, assuming a 5% annual return:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$62	$115	$171	$321
CLASS I	$21	$63	$109	$234

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The example is based on the annual fees and expenses set out on the table above, inclusive of any amounts waived under the Expense Limitation Agreement, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

Use of proceeds

The proceeds from the sale of Shares of the Fund, not including the amount of any Sales Loads and the Fund's fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund's investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund's account with the Custodian prior to the closing of the applicable offering. See "Purchasing Shares—Purchase terms."

Delays in investing the Fund's assets may occur due to a number of market conditions and other factors, including but not limited to the availability of investments that meet the Fund's investment objective.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities or money market funds pending investment pursuant to the Fund's investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

Investment objective and strategies

Investment objective

The Fund seeks to provide investors with attractive risk-adjusted returns and current income and, to a lesser extent, long-term capital appreciation by investing in a diversified portfolio of predominantly credit-related opportunities, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, and equity instruments. The Fund may purchase interests in loans through secondary market transactions in the "over-the-counter" market for institutional loans or directly from the Fund's target companies as primary market investments. In addition, a portion of the Fund's portfolio may be comprised of corporate bonds and other debt securities.

In connection with its debt investments, the Fund may on occasion receive equity interests such as warrants, options, or other equity-related instruments. The Fund may also purchase common or preferred equity interests in target companies, often (but not exclusively) in conjunction with an existing debt investment. In addition, the Fund may also invest in debt financing real estate or infrastructure projects, in an effort to optimize the diversification of the portfolio. Finally, the Fund may make special situation investments, including but not limited to speciality credit, structured finance, asset-based loans, distressed assets and/or other opportunistic investments.

In furtherance of its investment objective, the Fund seeks to earn superior risk-adjusted returns by investing through the credit cycles and systematically overweighting the vehicles, segments and opportunities that the Adviser believes offer attractive relative value at a given point in time. The Fund will endeavor to invest in companies exhibiting market leadership, stable long-term growth, high cash flow generation and proven management teams, among other characteristics. The Adviser believes that this investment strategy will capitalize on the diverse, dynamic nature of the private credit market, resulting in a favorable return pattern relative to competitors that may focus solely on a narrow segment of the market.

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The Fund may borrow as market conditions permit and at the discretion of the Adviser in order to seek enhancement of the Fund's returns. See "Investment related risks—Borrowing" for a discussion of the risks inherent in borrowing.

Investment strategies

The portfolio construction will consist of investments, which are not intermediated and are originated without the assistance of investment banks or other traditional sources. For example, the Adviser and its affiliates maintain direct contact with other financial sponsors, banks, corporate advisory firms, industry consultants and advisory networks, attorneys, investment banks, so-called "club" investors and other potential sources of lending opportunities. Nevertheless, the portfolio may also include select syndicated investments. The principal elements of the investment strategy include: (i) allocating the assets of the Fund across various sectors of the private credit market; (ii) proprietary sourcing of investment opportunities; (iii) selecting investments that are believed to offer superior relative value; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

•
Portfolio construction. Diligent portfolio construction across various asset types is a cornerstone of long-term portfolio risk management and performance. The Fund's portfolio plan will seek to benefit from long-term diversification of investments through exposure to different issuers, industries, geographic markets, security types, vintage years and maturity dates.

•
Access. In many segments of the private credit market, it is not enough to identify promising investments – access is also required. The Fund will seek to provide Shareholders with access to investments that may be unavailable to the investing public due to resource requirements, regulatory restrictions and high investment minimums.

•
Relative value analysis. Global relative value analysis is central to the Adviser's investment philosophy. This strategy explicitly recognizes the dynamic nature of the global private markets and is designed to systematically identify and capitalize on the investment opportunities assessed to offer attractive return potential in each market segment across the globe at any given time. The relative value assessment is carried out on a semi-annual basis. Changing market conditions can dramatically affect the attractiveness of different segments within the overall private credit market. Typical credit opportunities value drivers analyzed include, for example, regional, political, and economic conditions; industry trends, such as growth and profitability; and availability of different types of debt. Based on its ongoing review of market developments, the Adviser will attempt to identify and overweight the segments that it believes offer the most attractive investment opportunities.

•
Risk management & portfolio monitoring. The Adviser seeks to monitor the concentration of risks across the portfolio as well as the performance of individual investments by tracking operating performance of underlying companies and, compliance with financial covenants.

While identifying potential investments, the Adviser expects to consider the attributes below, among others, which it believes will help in selecting investments that can generate higher total returns with an acceptable level of risk:

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	14

•
Leading, defensible market positions. The Fund intends to consider companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service the Fund's debt in a range of economic environments. The Fund intends to seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•
Investing in stable companies with positive cash flow. The Fund intends generally to seek established, stable and profitable companies with a history of reliable operating cash flow. The Adviser believes healthy and growing companies are better positioned to service and repay the Fund's loans and potentially offer the opportunity for capital appreciation of the Fund's investments when equity instruments are involved. The Fund does not intend to focus on start-up companies, turnaround situations or companies with speculative business plans.

•
Proven management teams. The Fund seeks to focus on making investments in companies with strong, existing management teams that the Adviser believes to have alignment of interests and a strategic vision. The Adviser will seek to evaluate the length of a management team's experience within the relevant industry as well as the success of the management team's operating track record. The Fund will favor companies in which management's incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•
Industry focus. While the Fund may consider opportunities in any sector, the Fund seeks to prioritize industries with favorable characteristics from a lending perspective. The Fund may give more emphasis to defensive sectors and less emphasis to industries that are frequently characterized by high customer concentration and more volatile earnings.

•
Geography. The Fund will focus on and invest a significant portion of its total assets in U.S. companies. To the extent the Fund invests in foreign companies, the Fund intends to do so primarily in jurisdictions with established legal frameworks and a history of respecting creditor rights, including, but not limited to, countries that are members of the European Union, as well as Canada, Australia and Japan. The Fund's investments in foreign companies may include companies in emerging markets.

While the Fund believes that the criteria listed above are important in identifying and investing in Portfolio Companies, the Fund considers each investment on a case-by-case basis. It is possible that not all, or any, of these criteria will be met by each company in which the Fund invests. There is no limit on the maturity or duration of any investment in the Fund's portfolio. Fund Investment sizes will vary as the Fund's capital base changes and will ultimately be at the discretion of the Adviser.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund Investments will produce positive returns, or that the Fund will achieve its investment objective.

Private credit market overview

Private credit asset class

Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, unsecured debt and structurally subordinated instruments. From time to time these investments might include equity features such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset.

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Loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer's cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company's debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

The loans in which the Fund will invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal.

Private credit investment types

The Fund's investments (the "Fund Investments") are expected to consist primarily of (i) investments in the debt (of any maturity) of various companies, ventures, businesses and real estate, infrastructure and other assets ("Portfolio Companies"), (ii) equity participation in such Portfolio Companies through various instruments such as warrants, options, common or preferred stock and other forms of equity participation and (iii) other opportunistic investments.

The Fund expects to make credit investments primarily in the United States, including without limitation, first and second lien senior secured loans, unsecured debt (including mezzanine debt and structurally subordinated instruments), and to a lesser extent public debt and equity instruments. First and second lien senior secured loans are situated at the top of the capital structure and typically have the first claim on the assets and cash flows of a company. Unsecured debt, including mezzanine or private high yield, structurally subordinated instruments and some forms of public debt, generally rank junior to secured debt on the capital structure, similar to equity. Due to this priority of cash flows, an investment's risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher expected returns. The following summarizes some of the major characteristics of these various investment types:

•
First lien senior secured loans. First lien senior secured loans are situated at the top of the capital structure and rely on cash-flow generated by the borrower's operations to pay interest and service debt amortization. Within the classes of secured debt, first lien senior secured loans benefit from first priority security rights over the issuer's tangible and intangible assets and operating cash flow, with returns derived from contractual interest over a fixed term to maturity. These loans are the most secure part of a company's capital structure and offer attractive cash-pay interest returns. Moreover, senior secured loans are generally less vulnerable than more junior forms of capital to unfavorable market conditions, because any loss in enterprise value are first incurred by the equity investors and then by unsecured debt investors. In addition, the receipt of regular income from senior secured loan investments contributes to the reduction of investment risk over time.

•
Second lien senior secured loans. Second lien senior secured loans are immediately junior to first lien senior secured loans and have substantially the same maturities, collateral and covenant structures as first lien senior secured loans. However, second lien senior secured loans are granted a second priority security interest in the assets of the borrower. In return for this junior ranking relative to first lien senior secured loans, second lien senior secured loans offer higher returns. This greater yield comes in the form of higher interest rates and, in some cases, the potential for equity participation (albeit to a lesser extent than unsecured debt, as discussed in greater detail below). Generally, second lien senior secured loans are expected to carry a fixed or floating current yield over a standard benchmark, such as the prime rate or LIBOR.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	16

•
Unitranche debt. Unitranche debt generally refers to debt instruments that combine both senior and subordinated debt into one debt instrument. Sometimes referred to as "stretch senior" loans, unitranche debt combines the features of first lien, second lien and mezzanine debt, generally in a first lien position with higher leverage levels than a standard first lien term loan. These instruments typically offer higher yields because they maintain higher leverage ratios, consequently elevating the level of risk associated with the investment. The primary advantages to the borrower are the ability to negotiate the entire debt financing with one lender and the elimination of inter-creditor issues.

•
Unsecured debt (Including mezzanine debt and private high yield). Unsecured debt investments, including private high yield and mezzanine debt, usually rank junior in priority of payment to secured loans. Accordingly, unsecured debt may include a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. Typically, unsecured debt investments have maturities of five to ten years. To compensate for their junior ranking (as compared to first and second lien senior secured loans), unsecured debt investments typically offer higher returns through both higher interest rates and possible equity ownership, thus enabling the lender to participate in the capital appreciation of the borrower. Unsecured debt interest payments typically consist of both cash and accrued interest ("Payment-In-Kind" or "PIK") and may also contain equity upside. Such securities are typically expected to carry a fixed or a floating current yield over a standard benchmark, such as the prime rate or LIBOR, and potentially include sources of return from warrants or other equity-related interests that may be received or acquired in connection with such investments.

•
Structurally subordinated instruments (including HoldCo notes and preferred equity). Structurally subordinated instruments are a form of unsecured notes that are at the holding company ("HoldCo") level of a company, as opposed to at the operating company ("OpCo") level. Because a company's assets and cash flows are usually contained at the OpCo level, any borrowings at HoldCo will not have access to the assets of the company's subsidiaries until after all of the OpCo creditors have been paid, allowing for the remaining assets to be distributed up to the HoldCo level. As a result, structurally subordinated instruments are typically non-cash pay and accrue interest at a higher rate than debt at the OpCo level due to the increased risk associated with this type of subordination. Structurally subordinated instruments will typically not have any financial covenants, and will have limited creditor rights. Preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's other common equity (as described below), but it ranks junior to debt securities in an issuer's capital structure.

•
Common equity. The Fund may hold equity-related securities consisting of warrants or other equity interests obtained in connection with its unsecured debt or other investments. While the Fund intends to maintain its focus on credit investments, from time to time, when an investment presents an opportunity for substantial gains or in connection with securing particularly favorable terms in a credit investment, the Fund may make investments in the form of preferred or common equity, typically in conjunction with a private equity sponsor. Moreover, the Fund may also receive the right to make an equity investment in a Portfolio Company whose debt securities it already holds in connection with the next equity financing round for that company. This right may provide the Fund with an opportunity to further enhance returns over time through equity investments in its Portfolio Companies. In the future, the Fund may achieve liquidity through a merger or acquisition of a Portfolio Company, a public offering of a portfolio company's stock or by exercising the Fund's right, if any, to require a Portfolio Company to repurchase the equity-related securities it holds.

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•
Public debt. The Fund may hold publicly registered debt securities, which may be secured or unsecured. Such debt will primarily consist of high yield bonds, which are non-investment grade bonds that typically offer higher yields but come with limited protective covenant packages.

•	Cash and cash equivalents. The Fund expects to maintain a certain level of cash or cash equivalent instruments for liquidity management purposes.

Principal protection through financial covenants

Certain private credit instruments may also benefit from financial covenants. Covenants are agreements between the borrowing company and its lenders to operate within certain financial and operational limits. Often, covenants are implemented in the following forms:

•
Financial maintenance covenants. These are requirements placed on the borrower to maintain certain levels of financial performance, typically on a quarterly basis. Examples of financial maintenance covenants include maximum leverage ratios, minimum interest coverage and fixed charge/debt service coverage ratios, maximum capital expenditures and minimum EBITDA, with levels set close to the borrower's business plan metrics.

•
Negative covenants. These are prohibitions or restrictions imposed on the borrower that prevent the borrower from taking certain actions and often restrict the ability for cash and/or assets to be removed from the borrowing company. Examples of negative covenants include restrictions on the borrower's ability to incur additional debt, restrictions on liens, payments (including dividends), asset sales, the issuance of securities, intercompany loans, investments, mergers and acquisitions and amendments to constituent agreements.

•
Affirmative covenants. These covenants require increased levels and frequency of disclosure of information. Examples of affirmative covenants include reporting requirements, delivery of other financial information and compliance certificates. Other affirmative covenants may include the maintenance of insurance and hedging arrangements, maintenance of business lines and properties and use of the proceeds of the loan.

Covenants serve as early warning triggers and control mechanisms for lenders in situations where a company may be under-performing, thereby allowing lenders to monitor and engage the borrower and private equity sponsor. As a result of a covenant breach, the following concessions may be negotiated: (i) additional equity injections from the private equity sponsor; (ii) increased pricing; (iii) amendment fees; (iv) tighter ongoing or new covenants and reporting requirements; and (v) other provisions. If all modifications and identified issues could not be solved in a pre-defined time horizon, most of the lending contracts additionally allow lenders to trigger their acceleration rights and in fact take over control of the company allowing them to benefit from future economic upside.

Sources and types of income and appreciation

Private credit investors seek contractual income from their investments in various forms. For instance, senior secured loans generally require the borrower to pay a floating interest rate on a current basis, usually on a monthly, quarterly or semi-annual basis. Depending on the situation of the borrower, the interest margin will typically be in the range of 4.5% – 9.0% over LIBOR/EURIBOR and could sometimes be supported by a LIBOR/EURIBOR floor of up to 1.0%. These floating rate instruments provide potential upside to the total loan returns if nominal interest rates rise during the holding period of the loan.

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Alternatively, in the case of unsecured debt, some or all of the interest payments may be structured in the form of a Payment In-Kind or PIK, which accrues on a current basis but is generally paid later, often at maturity. PIK interest is included in the Fund's net asset value and also in determining net investment income for purposes of calculating the Incentive Fee. PIK interest may be combined with quarterly or semi-annual cash coupons or otherwise tailored to address both the specific circumstances of the borrower and the return requirements of the investor. The flexibility to achieve these goals through combinations of floating rates, fixed rates and/or PIK interest is one of the hallmarks and advantages of private credit.

Returns from senior secured loans can also be generated by up-front fees or OID (the difference between the issue price and the par value of the loan). In addition, senior secured loans typically include prepayment protection via fees and other penalties on early repayments. Total returns for senior secured loans may be enhanced if the loan is purchased in the secondary market from another investor at a discount to the par value.

Finally, unsecured debt can provide investors with an additional source of returns through the inclusion of equity warrants, preferred equity or common equity shares that may be incorporated in certain transactions. The value of such participations is typically realized through a trade sale, an initial public offering or dividend payments.

Private credit versus high yield

Unregistered loans can greatly differ from publicly registered securities, such as high yield bonds. Some of the key distinctions include the following:

•
Strong contractual provisions. Compared with private credit, high yield bonds tend to have weaker contractual arrangements which typically do not include maintenance covenants. Comparatively, private loans frequently require the borrower to maintain certain levels of financial performance, such as maximum leverage ratios, minimum interest coverage and fixed charge/debt service coverage ratios, maximum capital expenditures and/or minimum earnings before interest, taxes, depreciation and amortization ("EBITDA").

•
Access to information and management. The syndicate backing a high-yield bond is often fragmented and generally receives only public information for monitoring purposes. In contrast, investors in private credit often receive more detailed monthly or quarterly financial performance updates from borrowers, potentially along with an observer seat on the relevant company's board of directors, which may allow the investor to more quickly identify potential issues and take remedial action where and if warranted. Furthermore, the intensive due diligence process associated with private credit investments often provides investors with significant access to the borrowing company's management, whereas public bondholders generally must rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers.

•
Protection against rising interest rates. Usually, high yield bonds offer a fixed coupon to investors; as such, investors are not protected against rising interest rates. Based on the JP Morgan Aggregate Global Bond Index, the price of fixed-rate bonds falls on average by approximately 6.6% (modified duration) when interest rates increase by 1.0%.

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•
Market dependability. Additionally, the high yield markets can be unreliable for issuers. Past experience suggests that during volatile periods, the United States and European high yield markets can be closed to new issuance for extended periods of time. In the United States, first time bond issuers or companies below a certain size threshold may be ineligible for the high yield market while in Europe, the high yield market is still relatively young.

•
Yield on private credit. Private loans typically generate a higher yield than public bonds for the following reasons: (i) private investors can offer certainty of commitment; (ii) details of a private deal are not required to be disclosed outside the private lender group; (iii) some deals are too small to have access to the public markets; (iv) private investors can offer more flexible capital solutions including access to currencies which are not widely available on the bond markets; (v) public to private transactions are typically backed with private debt; and (vi) private loans command an illiquidity premium.

•
Floating interest rates. High-yield bonds are typically structured with fixed coupons which expose investors to interest rate risk. Meanwhile, many private credit investments are structured with pricing that is comprised of a fixed marginal spread in addition to a base rate which is often tied to a floating mechanism such as LIBOR or EURIBOR. To the extent that changes in macroeconomic conditions such as inflation expectations result in higher base interest rates, the returns of privately issued, floating-rate credit may benefit, particularly relative to fixed-rate high-yield bonds.

•
Less liquidity. Private credit investments are typically held by a smaller number of investors and trade less frequently, if at all, due to a lack of market activity and public information about the issuer. While this can limit the ability to sell private credit to secondary purchasers, private credit is potentially less sensitive to day-to-day public market gyrations and changes in sentiment.

Supply and demand imbalance for leveraged lending

The global loan markets have changed fundamentally since the pre-Lehman bankruptcy era, resulting in potential supply constraints and attractive opportunities for private market credit investors. Stricter regulatory requirements, especially new lending guidelines, have reduced bank involvement in the leveraged lending market. This is particularly true for a number of European banks, which were subject to rescue-packages, leaving them partly state-owned and with reduced appetite for debt.

The evolving bank regulatory environment has significantly altered the lending landscape. For instance, the phase-in of the Third Basel Accord ("Basel III") has made it more costly for banks to hold illiquid or below investment-grade loans, whereby such securities hold higher risk weightings and subject lenders to a risk-based capital surcharge. In addition, new collateralized loan obligation ("CLO") risk retention rules require managers to retain an economic interest without selling or hedging for the life of the securitization, consequently reducing new formation. These regulations, among others, limit banks' willingness and ability to provide leveraged loans.

Reduced credit capacity, combined with a reluctance to lend to the mid-market, has resulted in strong deal flow for non-bank lenders in Europe and the United States. The evolving regulatory environment has resulted in new opportunities for non-bank lenders. Accordingly, mid-market companies are increasingly turning to non-bank lenders for credit solutions.

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Flexible capital in demand regardless of market environment

Depending on credit market conditions, demand for certain types of debt tends to rise and fall over time. For instance, mezzanine investment opportunities are historically in high demand during weak economic cycles because there are fewer lenders with funds available to finance deals. In contrast, senior secured debt (both first and second lien) is generally in high demand during strong market cycles because there is greater liquidity in the markets. The Fund seeks to achieve risk-adjusted returns through the economic cycles, targeting attractive investment opportunities and deploying capital regardless of the type of debt most prevalent at the time. During the global financial crisis in 2008 and 2009 (the "Financial Crisis"), mezzanine debt was a popular source of financing while the market maintained a low appetite for senior secured debt.

The demand for flexible capital enables the Fund to take advantage of temporary market corrections or broader dislocations, thereby capitalizing on the best relative value opportunities. For instance, flexibility enables investors to capture relative value when strong credits (leveraged loans) are priced at distressed rates in illiquid markets. Flexible capital provides a buying opportunity during such low liquidity environments typically associated with economic downturns, as illustrated by the deep discounts in the secondary loan market during the Financial Crisis.

Investment process overview

Portfolio planning

The investment process begins with portfolio planning, which is designed to provide a framework for the Fund's long-term diversification across various dimensions of the private credit market, such as issuers, industries, geographic markets, security types, maturity dates and seniority. It is expected that through such diversification, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated.

Relative value analysis

The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private credit market. This relative value analysis is based on general economic developments, such as business cycles, credit spreads, interest rates, IPO opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular industry sectors and the overall private credit market are typically evaluated. Based on the outcome of this review, the Adviser will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.

The Adviser's relative value analysis is intended to serve as a guide for tactical capital allocation decisions within the framework of the portfolio plan. Due to the long-term nature and illiquidity of private credit investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Fund Investments may deviate significantly from the general relative value views of the Adviser at a particular point in time.

Investment selection

In the final step of the investment process, the Adviser seeks to invest the Fund's capital allocated to each segment in the highest quality investments available at the relevant time, which may include unrated debt securities, which are generally considered to be the equivalent of debt securities that are rated as below investment grade. Opportunities are typically sourced through a network of existing relationships with private equity sponsors, private lenders, and other investors across the globe, and then individually evaluated by the Adviser's and its affiliates' investment professionals using a structured selection process. See "Due diligence and selection of investments." As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from the Adviser's and its affiliates' existing private credit portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the private credit market.

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Due diligence and selection of investments

The Adviser follows a structured five-step process to source, evaluate, select and monitor investments for the Fund. The Adviser's investment professionals are involved throughout the process, and draw on the significant investment resources and insight available through the Adviser's affiliates, who collectively employ more than 900 people across a worldwide network of offices. See "Management of the Fund—Partners Group." The Adviser's investment committee is responsible for the portfolio plan and for final investment decisions.

(1)
Deal generation. The Adviser typically identifies prospective investments from multiple sources, the most important of which is a global network of relationships across the private equity and private credit industries. Built through the investment activities of the Adviser and its affiliated companies, this network has a historically proven track record of generating high volumes of deal flow.

(2)
Pre-selection. The initial screening process for investment opportunities is typically based on a confidential information memorandum, lender presentation and/or an introductory meeting. For opportunities that pass the Adviser and its affiliates' minimum requirements, a due diligence deal team is assigned to evaluate the opportunity in detail.

(3)
Due diligence. The due diligence process involves a detailed analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools and databases are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are generally based on information such as industry dynamics, competitive positioning, financial analysis, comparable analysis, sensitivity analysis, interviews with key personnel, on-site visits, reference calls, third-party consultant reports and/or track record analysis. The investment committee reviews the conclusions of the due diligence analysis and may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.

(4)
Tax and legal assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are considered. Based on this analysis and the findings of external professional advisers, the Adviser's and/or its affiliates' internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final "investment recommendation" is prepared and presented to the investment committee, which finally approves or declines the investment.

(5)
Portfolio monitoring. Post-investment, the Adviser seeks to monitor the Fund's portfolio through regular interaction with the companies and, where relevant, the private equity sponsors represented in the portfolio. This interaction facilitates on-going portfolio analysis and a proactive approach to addressing any new opportunities or issues that may arise.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	22

Investment policies

Portfolio and liquidity management

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund's investment strategy. These techniques may include, without limitation:

•	Diversifying investments across geographies, industries, sectors, capital structures, vintage years and maturity dates; and

•	Tracking operating performance of underlying companies and their compliance with financial covenants.

The Adviser intends to manage the Fund's portfolio with a view towards maintaining a high investment level. Accordingly, the Adviser may make investments based, in part, on anticipated future distributions from Fund Investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity and private credit data, actual portfolio observations and qualitative forecasts by the Adviser's and its affiliates' investment professionals. See "Investment process overview—Portfolio planning."

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund's portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under "General risks," "Investment related risks," and "Limits of risks disclosure."

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging techniques

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund's portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	23

To the extent that the Fund's potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.

There are certain risks associated with the use of such hedging techniques. See "Investment related risks—Derivative instruments" and "Investment related risks—Currency risk."

Temporary and defensive strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser's sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See "Use of proceeds."

General risks

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

No operating history

The Fund was formed on August 18, 2016. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline substantially.

Closed-end fund; liquidity limited to periodic repurchases of Shares

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund's investments will be illiquid.

The Fund does not intend to list its Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Shares are not redeemable at the option of Shareholders and they are not exchangeable for Shares of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund's net assets on or about the Initial Repurchase Date, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1, Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	24

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See "Repurchases of Shares."

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See "Repurchases of Shares—Periodic repurchases." An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Payment in-kind for repurchased Shares

The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See "Repurchases of Shares—Periodic repurchases." However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Fund Investment that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in‑kind to the Fund's Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-diversified status

The Fund is a "non-diversified" management investment companies. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund's assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund's assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund's capital than if such capital had been more proportionately allocated among a larger number of investments.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	25

Legal, tax and regulatory risks

Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law on July 21, 2010 and significantly revises and expands the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. On December 11, 2015, the SEC proposed a regulation that, if adopted, would change the regulation of the use of derivatives and financial commitment transactions by registered investment companies. The nature of any final regulations is uncertain at this time, but the Fund may have difficulty adjusting its investment portfolio and strategy in order to comply with such regulations. In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Certain tax risks associated with an investment in the Fund are discussed in "Certain tax considerations."

Substantial repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See "General risks—Closed-end fund; liquidity limited to periodic repurchases of Shares."

Temporary Investments

Delays in investing the proceeds of the offering of Shares may impair the Fund's performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest proceeds on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund's financial condition and operating results.

Before making investments, the Fund may invest proceeds to the Fund in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other debt instruments maturing in one year or less from the time of investment ("Temporary Investments"). This will produce returns that are significantly lower than the returns which the Fund expects to achieve when the Fund's portfolio is fully invested in securities meeting the Fund's investment objective. As a result, any distributions that the Fund pays while the Fund's portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund's investment objective.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	26

Dilution from subsequent offerings of Shares

The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Shareholders' interests in the Fund if subsequent Fund Investments underperform the prior investments.

Valuations subject to adjustment

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund's control and may not be directly related to the Fund's operating performance. These factors include:

•	changes in regulatory policies or tax guidelines;

•	changes in earnings or variations in operating results;

•	changes in the value of the Fund Investments;

•	changes in accounting guidelines governing valuation of the Fund Investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of the Adviser or certain of its respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Reporting Requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund's Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisors.

Business and structure related risks

Reliance on the Adviser

The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Adviser, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Adviser.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	27

Reliance on the key personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service Fund Investments. The Fund's future success will depend to a significant extent on the continued service and coordination of the Adviser and its investment management team. The departure of certain key personnel of the Adviser or its affiliates could have a material adverse effect on the Fund's ability to achieve its investment objectives.

The Fund's ability to achieve its investment objectives depends on the Adviser's ability to identify, analyze, invest in, finance and monitor companies that meet the Fund's investment criteria. The Adviser's capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund's investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund's investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund's investment process could have a material adverse effect on the Fund's business, financial condition and results of operations.

It is anticipated that the Adviser will depend on the relationships of it and of Partners Group affiliates with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser or its affiliates fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and its affiliates have relationships are not obligated to provide the Fund, the Adviser or any of their affiliates with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Competition for investment opportunities

The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (CLO) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies (BDCs), small business investment companies (SBICs) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund's competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund's competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors' pricing, terms and structure.

If the Fund is forced to match its competitors' pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of the Fund's competitive advantage stems from the fact that the market for investments in privately held companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund's competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund's competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC, if it elects to intend to qualify as such in the future.

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Valuation for Fund Investments uncertain

The Fund intends to carry Fund Investments in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), as promulgated by the Financial Accounting Standards Board. The fair value (the "Fair Value") of any Fund Investment equals the amount that would be realized by the holder of that Fund Investment if (i) the Fund's assets were sold for their Fair Value as of such date, (ii) any liabilities were settled at their Fair Value as of such date, and (iii) the net proceeds from (i) and (ii) were distributed to the Shareholders in accordance with the LLC Agreement.

Amount or frequency of distributions not guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund's ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund's earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund's investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser.

Uncertain source and quantity of funding

Proceeds from the sale of Shares will be used for the Fund's investment opportunities, operating expenses and for payment of various fees and expenses such as the Investment Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and to expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objectives, which may negatively impact the Fund's results of operations and reduce the Fund's ability to make distributions to Shareholders.

Management related risks

Incentive Fee

Any Incentive Fee payable by the Fund that relates to the Fund's net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a Portfolio Company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund paying an Incentive Fee on income the Fund never received.

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In addition, the Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund's behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage the Adviser to use leverage to increase the return on Fund Investments. Under certain circumstances, the use of borrowing may increase the likelihood of default, which would disfavor the Fund and Shareholders. Such a practice could result in the Fund investing in more speculative securities than would otherwise be in the Fund's best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Divergence of resources

Neither the Adviser nor its affiliates, including individuals employed by the Adviser or its affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Adviser or to the Fund.

Transactions with affiliates

Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or Fund Investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or Fund Investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund Investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions. In addition, affiliates of the Adviser and their respective clients may themselves invest in securities that would be appropriate for the Fund's investments and may compete with the Fund Investments for investment opportunities. The Fund may invest in entities that are affiliates of or are managed by the Adviser, including in respect of which it or its affiliates may receive investment management, advisory or other fees, in addition to those payable by the Fund. The Adviser or its affiliates may earn fees from Fund Investments or the Fund for the provision of advice on mergers, acquisitions, add-on acquisitions, re-financings, public offerings, sales and similar transactions.

Partners Group

Although the Fund seeks to capitalize on the experience and resources of the Adviser and its affiliates' platform, the Fund is managed by Partners Group (USA) Inc. and not by Partners Group AG. The Fund's performance may be lower or higher than the performance of other entities managed by the Adviser, Partners Group AG or their affiliates and their past performance is no guarantee of the Fund's future results.

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Investment related risks

This section discusses the types of investments that may be made, directly or indirectly, by the Fund, and some of the risks associated with such investments. It is possible that the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

Limited operating history of Fund Investments

Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investment will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund achieves.

Unspecified investments; dependence on the Adviser

The Adviser has complete discretion to select the Fund Investments as opportunities arise. The Fund, and, accordingly, Shareholders, must rely upon the ability of the Adviser to identify and implement Fund Investments consistent with the Fund's investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Fund Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives.

Concentration of Investments

There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in any one (i) geography, (ii) security ranking, (iii) industry, or (iv) issuer except that the Fund may not invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry. In addition, a Portfolio Company may be concentrated in a particular industry area or group. Accordingly, the Fund's investment portfolio may at times be significantly concentrated as to geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund's investment portfolio.

Notably, the Fund expects that its investments will primarily consist of loans to small- to mid-sized privately held U.S. companies. As a result, the Fund's investment portfolio will likely be significantly concentrated with respect to small- and mid-sized companies located in the United States. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund's investment portfolio.

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Smaller capitalization issuers

The Fund will invest in smaller capitalization companies. Fund Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Nature of Portfolio Companies

The Fund Investments will include investments in various Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

The Fund Investments will primarily consist of loans to small- to mid-sized privately held U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

•	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with the Fund's investment;

•
may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and changing market conditions, as well as general economic downturns;

•
generally are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund; and

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which the Fund may invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, the Fund may have difficulty exiting a Fund Investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target Portfolio Companies may affect the Fund's investment returns. In addition, these Fund Investments may be difficult to value because, among other things, little public information generally exists about private companies.

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To obtain access to Portfolio Companies, the Fund's portfolio will include, but is not limited to, investments in first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), and structurally subordinated instruments.

•
First lien senior secured loans, second lien senior secured loans, and unitranche debt. When the Fund invests in first lien senior secured loans, second lien senior secured loans, and unitranche debt the Fund will generally seek to take a security interest in the available assets of those Portfolio Companies, including the equity interests of the Portfolio Companies' subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the Portfolio Company to raise additional capital. To the extent the Fund's debt investment is collateralized by the securities of a Portfolio Company's subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the Portfolio Company. Also, in some circumstances, the Fund's lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a Portfolio Company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan's terms, or at all, or that the Fund will be able to collect on the loan should the Fund be forced to enforce its remedies. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

•
Unsecured debt. The Fund's unsecured debt investments, including private high yield and mezzanine debt, will generally rank junior in priority of payment to senior loans. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Fund's investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund and the Fund's Shareholders to non-cash income. Since the Fund will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans. In addition, the Fund may invest in HoldCo notes, which are structurally subordinated instruments in the form of unsecured notes at the holding company level, as opposed to the operating company level. Because a company's assets and cash flows are usually contained at the OpCo level, any borrowings at HoldCo will not have access to the assets of the company's subsidiaries until after all of the OpCo creditors have been paid, allowing for the remaining assets to be distributed up to the HoldCo level.

•
Equity investments. The Fund may make select equity investments. In addition, when the Fund invests in senior secured and second lien senior secured loans or subordinated debt, it may acquire warrants or options to purchase equity securities. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

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The loans in which the Fund will invest will likely be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal.

Original issue discount

Fund Investments may include original issue discount instruments, which include debt instruments with PIK interest. To the extent original issue discount constitutes a portion of the Fund's income, the Fund will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
Interest rates payable on original issue discount instruments, including PIK loans, are higher because the deferred interest payments are discounted to reflect the time-value of money and because PIK instruments generally represent a significantly higher credit risk than coupon loans;

•
Original issue discount instruments such as PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of the associated collateral;

•	An election to defer PIK interest payments by adding them to the principal increases the Adviser's future income incentive fees at a compounding rate;

•
Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	The deferral of PIK interest on a loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan;

•	Even if the conditions for income accrual under U.S. GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•	Original issue discount creates the risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized;

•
For accounting purposes, cash distributions to Shareholders representing original issue discount income such as PIK interest do not come from paid-in capital, although they may be paid from the offering proceeds; and

•
The required recognition of original issue discount, including PIK interest, for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Fund's investment company taxable income that must, nevertheless, be distributed in cash to investors to avoid the Fund being subject to corporate level taxation.

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Collateral risks for second lien investments and unsecured debt

Certain credit investments that the Fund intends to make in Portfolio Companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the Portfolio Company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund receives any distribution. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

The Fund may also make unsecured debt investments in Portfolio Companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such Portfolio Companies' collateral, if any, will secure the Portfolio Company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the Portfolio Company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund's unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, the Fund's unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the Portfolio Company's remaining assets, if any.

Where the Fund makes investments in Portfolio Companies that have senior debt outstanding and the Fund is granted a security interest in collateral by the relevant Portfolio Companies, the Fund's rights with respect to such collateral may also be limited pursuant to the terms of one or more inter-creditor agreements that the Fund will enter into with the holders of the senior debt. Under such an inter-creditor agreement, the holders of obligations secured by first priority liens may hold the following rights and/or powers: (i) the ability to cause the commencement of enforcement proceedings against the collateral, (ii) the ability to control the conduct of such proceedings, (iii) the approval of amendments to collateral documents, (iv) releases of liens on the collateral, and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Effects on borrowing by Portfolio Companies

The Fund will invest primarily in the debt issued by privately owned companies. Portfolio Companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a Portfolio Company, holders of debt instruments ranking senior to the Fund's investment in that Portfolio Company would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such Portfolio Company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant Portfolio Company.

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Risks related to bankruptcy of a Portfolio Company

If one of the Portfolio Companies were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might re-characterize the Fund's debt investment and subordinate all or a portion of the Fund's claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, the Fund's legal rights may be subordinated to other creditors. The Fund may also be subject to lender liability claims for actions taken by the Fund with respect to a borrower's business or in instances where the Fund exercises control over the borrower.

Defaulted debt securities and other securities of distressed companies

The Fund Investments may include low grade or unrated debt securities ("high yield" or "junk" bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Breach of covenants

A Portfolio Company's failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a Portfolio Company's ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting Portfolio Company.

Lack of control

The Fund does not expect to control most of its Portfolio Companies, even though the Fund may have board representation or board observation rights, and the Fund's debt agreements with such Portfolio Companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a Portfolio Company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund's interests as a debt investor. Due to the lack of liquidity for the Fund's investments in non-traded companies, the Fund may not be able to dispose of its interests in its Portfolio Companies as readily as it would like or at an appropriate valuation. As a result, a Portfolio Company may make decisions that could decrease the value of the Fund.

Prepayment

The Fund is subject to the risk that the investments it makes in Portfolio Companies may be repaid prior to maturity (e.g., "prepayment risk"). When this occurs, the Fund will generally reinvest these proceeds in Temporary Investments, pending their future investment in new Portfolio Companies. These Temporary Investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new Portfolio Company may also be at lower yields than the debt that was repaid. As a result, the Fund's results of operations could be materially adversely affected if one or more of the Fund's Portfolio Companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund's return on equity.

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Follow-on Investments

The Fund may not have the funds or ability to make additional investments in Portfolio Companies. After the Fund's initial investment in a Portfolio Company, the Fund may be called upon from time to time to provide additional funds to such Portfolio Company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund's part to make such an investment may have a negative impact on a Portfolio Company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.

Borrowing

The Fund may finance transactions through borrowings or derivative instruments, and is likely to directly or indirectly acquire securities of companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the financing, the value of the relevant Fund Investment will decrease. Accordingly, any event that adversely affects the value of a Fund Investment will be magnified to the extent borrowing is employed. The cumulative effect of the use of borrowing by the Fund in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if borrowing had not been employed. Such a decline could negatively affect the Fund's ability to make distribution payments. Financing transactions with borrowing or derivative instruments is generally considered a speculative investment technique.

Since the Fund may use debt to finance investments, its net investment income may depend, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which the Fund invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce the Fund's net investment income. The Fund expects that its long-term fixed-rate investments will be financed primarily with equity and long-term debt. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities and may limit the Fund's ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund's business, financial condition and results of operations.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund's debt investments. Accordingly, an increase in interest rates may result in a substantial increase of the amount of Incentive Fee payable to the Adviser. See "Investment Management Fee."

Derivative instruments

The Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested. See "Investment related risks—Hedging."

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Economic, political and legal risks

The Fund Investments will include investments in a number of countries, including countries in emerging markets, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts and terrorist attacks.

Prospective investors should note that the capital markets in countries where Fund Investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund from making investments it otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

Interest rate risk

The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund's investment objectives and their respective rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund's financing needs, if any.

In addition, in the event of a significant rising interest rate environment, the Fund's Portfolio Companies with floating interest rate loans could see their payments increase and there may be a significant increase in the number of the Fund's Portfolio Companies who are unable or unwilling to repay their loans. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with fixed rates may decline in value because they are locked in at below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities and may limit the Fund's ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund's business, financial condition and results of operations.

Currency risk

Although the Fund intends to invest predominantly in the United States, the Fund's portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund's net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	38

Eurozone risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union ("EU") or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund's investments in European companies and assets, including, but not limited to, the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Brexit risk

The Fund may invest directly or indirectly from time to time in European companies and assets, including investments located in the United Kingdom ("UK"). The government of the UK held an "in-or-out" referendum on the UK's membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU ("Brexit"). A process of negotiation will follow that will determine the future terms of the UK's relationship with the EU. The uncertainty in the wake of the referendum could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. In addition, the Fund intends to make investments that may be denominated in British Pound Sterling or Euros. Because the Fund's net asset value is determined in U.S. Dollars, the depreciation of the British Pound Sterling and/or the Euro in relation to the U.S. Dollar in anticipation of Brexit would adversely affect the Fund's investments denominated in British Pound Sterling or Euros that are not fully hedged regardless of the performance of the underlying investment.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders. See "Investment related risks—Derivative instruments."

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Risks relating to accounting, auditing and financial reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund Investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

In addition, privately held companies may not have third-party debt ratings or audited financial statements. As a result, the Fund must rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in a privately held company. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and other rules and regulations that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on Fund Investments.

Finally, certain Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund may be incomplete, inaccurate and/or significantly delayed. The Fund may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Limits of risks disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the LLC Agreement and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund Investments selected will produce positive returns or that the Fund will achieve its investment objective.

Management of the Fund

The Board of Managers

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Managers of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act (the "Independent Managers"). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See "BOARD OF MANAGERS AND OFFICERS" in the Fund's SAI for the identities of the Managers and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

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The Adviser

Pursuant to the Investment Management Agreement, Partners Group (USA) Inc., an investment adviser registered under the Advisers Act, serves as the Fund's Adviser.

The Adviser and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See "Conflicts of interest."

Partners Group

The Adviser is an affiliate of Partners Group AG ("Partners Group"), a global private markets investment manager. The parent company of the Adviser and Partners Group, Partners Group Holding AG, is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 12.6 billion Swiss Francs (approximately 12.3 billion U.S. Dollars) as of January 1, 2017.

As of December 31, 2016, Partners Group and its affiliates manage over 57 billion U.S. Dollars in assets under management across direct, secondary and primary private market assets for a wide variety of more than 900 institutional investors worldwide. As of January 1, 2017, the firm employs a broad team of more than 900 people, representing approximately 50 nationalities and collectively speaking around 30 languages. The team is represented through offices in San Francisco, Denver, Houston, New York, São Paulo, Guernsey, London, Paris, Luxembourg, Milan, Munich, Dubai, Mumbai, Singapore, Manila, Shanghai, Seoul, Tokyo and Sydney, along with Partners Group's headquarters in Zug, Switzerland. Through various investment programs and customized separate account mandates, Partners Group and its affiliates have made direct investments of more than $29.6 billion U.S. Dollars, invested in more than 700 investment partners (funds) on a primary and secondary basis and are currently represented on more than 300 partnership advisory boards across private markets, as of June 30, 2016. These activities have fostered relationships with leading private markets managers around the globe. The Adviser believes that the Fund will benefit from the experience and resources available through its affiliation with Partners Group.

Adviser management team

The personnel who currently have primary responsibility for the day-to-day management of the Fund are:

Hal Avidano

Hal Avidano is part of the Private Equity Integrated Investments business unit, based in New York. He is a member of the Private Equity Primaries North America Investment Committee. Hal has been with Partners Group since 2008 and has 13 years of industry experience. Prior to joining Partners Group, he worked at Lehman Brothers, White & Case LLP and Moses & Singer LLP. He holds a JD from the University of Pennsylvania Law School and is admitted to practice law in the State of New York.

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Robert Collins

Robert Collins is part of the Investment Solutions Americas business unit, based in New York. He leads Partners Group's teams focused on the U.S. defined contribution, registered investment adviser, bank and wire house markets. Previously, he was Co-Head of the Investment Solutions Americas business unit and prior to that, was part of the Private Equity investment team. Robert has been with Partners Group since 2005 and has 18 years of industry experience. Prior to joining Partners Group, he worked at UBS Warburg and Salomon Smith Barney. He holds an MBA from the Cornell University Samuel Curtis Johnson Graduate School of Management. He is also a CFA charterholder and member of the New York Society of Security Analysts.

Scott Essex

Scott Essex is Co-Head of the Private Debt business department and Head of the Private Debt Americas business unit, based in New York. He is a member of the Global Executive Board, a member of the Global Investment Committee, and the Chairman of the Private Debt Investment Committee. Scott has been with Partners Group since 2007 and has 15 years of industry experience. Prior to joining Partners Group, he worked at GE Capital and Lazard Ltd. He holds an MBA from the Georgetown University McDonough School of Business.

Joel Schwartz

Joel Schwartz is Head of Private Equity in the Americas, based in New York. He is a member of the Private Equity Directs Investment Committee and the Private Equity Primaries North America Investment Committee. He has 23 years of industry experience. Prior to joining Partners Group in 2013, Joel worked at Goldman Sachs Investment Partners, Angelo Gordon & Co., Apax Partners, McKinsey and General Atlantic. He holds an MBA from Harvard Business School.

Anthony Shontz

Anthony Shontz is part of the Private Equity Secondaries business unit, based in New York. He is a member of the Private Equity Secondaries Investment Committee. He has been with Partners Group since 2007 and has 14 years of industry experience. Prior to joining Partners Group, Anthony worked at Pacific Private Capital and Prudential Capital Group. He holds an MBA from the Northwestern University Kellogg School of Management.

Investment Management Agreement

The Investment Management Agreement became effective as of December 31, 2016, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See "Voting." The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days' written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board's approval of the Investment Management Agreement will be available in the Fund's first annual or semi-annual report to Shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser's entitlement to indemnification).

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Investment Management Fee

The Fund will pay the Adviser the investment management fee (the "Investment Management Fee") in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the Fund's net asset value. The Investment Management Fee is paid to the Adviser out of the Fund's assets and decreases the net profits or increases the net losses of the Fund. "Net asset value" means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for the purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, at the end of each calendar quarter (and at certain other times), an incentive fee (the "Incentive Fee") shall be payable to the Adviser. The Incentive Fee is calculated and payable quarterly in arrears equal to 15% of the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee).

Distributor

Foreside Fund Services, LLC (the "Distributor"), whose principal business address is Three Canal Plaza, Portland, Maine 04101, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement dated March 2, 2017 (the "Distribution Agreement") between the Fund and the Distributor.

Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Adviser's and/or its affiliates' own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

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Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services, but may receive compensation for its distribution services from the Adviser.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws and (ii) the promotion of the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

Sales Load

Class A Shares are offered subject to a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor with respect to Class A Shares depends upon the amount invested but may range from 0.00% to 3.50%, as set forth in the table below.

INVESTMENT AMOUNT	SALES LOAD
Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	2.00%
$1,000,000 or more	0.00%

The Sales Load for Class A Shares will be deducted out of the investor's subscription amount, and will not constitute part of an investor's capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify or waive the Sales Load with respect to any Shareholder on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Managers and retired Managers of the Fund (including spouses, children, and parents of Managers and retired Managers); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; and (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser Sales Load (or a complete waiver of the Sales Load). To receive a Sales Load waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Fund about the investor's eligibility for the waiver of the Sales Load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.

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Distribution Plan

The Fund has adopted a Distribution and Servicing Plan (the "Distribution Plan") which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund's net asset value attributable to Class A Shares (the "Distribution Fee") to the Fund's Distributor or other qualified recipients. Payment of the Distribution Fee is governed by the Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution Fee is paid out of the Fund's assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Shares. Class I Shares are not subject to the Distribution Fee and do not bear any expenses associated therewith.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain other intermediaries and qualified recipients, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information, and support services. The amount of such payments may differ for different intermediaries and qualified recipients. Payments made by the Adviser may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Administration

The Fund has retained the Administrator, State Street Bank and Trust Company, whose principal business address is One Summer Street, Boston, MA 02116, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund, as applicable: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of interests of such fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

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In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average gross asset value of the Fund, subject to a minimum monthly fee (the "Administration Fee"). Gross asset value means the total value of all assets of the Fund, including assets attributable to borrowing by the Fund. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that the Administrator's cumulative liability to the Fund for a calendar year will be limited in relation to the fees and expenses charged by the Administrator in the relevant calendar year. In addition, the Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys' fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.

The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator's acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct or gross negligence.

Custodian

State Street Bank and Trust Company (the "Custodian") serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 100 Summer Street, Boston, MA 02116.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	46

Fund expenses

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; organizational costs; all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate actions, travel associated with due diligence and monitoring activities and enforcing the Fund's rights in respect of the Fund Investments; quotation or valuation expenses; the Investment Management Fee, the Distribution Fee (Class A Shares only), the Incentive Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; costs and expenses relating to any amendment of the LLC Agreement or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing Prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders' meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

"Extraordinary Expenses" means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under "Summary of the LLC Agreement—Limitation of liability; indemnification"); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors' organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

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The Adviser has entered into an expense limitation agreement (the "Expense Limitation Agreement") with the Fund, whereby, until April1, 2019 (and for consecutive one-year terms thereafter), the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a "Waiver"), if required to ensure the Annual Net Expenses (excluding taxes, brokerage commissions, interest from borrowing, borrowing costs, certain transaction-related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed 2.70% with respect to Class A Shares and 2.00% with respect to Class I Shares on an annualized basis (the "Expense Limit"). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided (a) it is able to effect such recoupment and remain in compliance with the Expense Limit and (b) such recoupment does not cause the Fund's expense ratio after recoupment to exceed the Fund's net expense ratio in place at the time such amounts were waived. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days' written notice to the other party.

As of March 1, 2017, the Adviser has borne the Fund's organizational costs of approximately $177,316. The Fund will reimburse the Adviser for all organizational costs paid on its behalf.

The Fund's offering expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $250,000. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

The Fund's fees and expenses will decrease the net profits or increase the net losses of the Fund.

Voting

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder's Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

Conflicts of interest

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Adviser, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

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Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Expenses incurred with respect to the Fund Investments are generally allocated among the Fund and the Adviser's and its affiliates' other clients participating in such investments. With respect to each Fund Investment in which any co-investor of the Adviser or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment.

Broken deal expenses are generally allocated entirely to funds (including the Fund) or separate accounts discretionarily managed by the Adviser or its affiliates that would be allocated the relevant potential, but ultimately unconsummated, investment and not to any co-investor of the Adviser or its affiliates allocated to such proposed investment. Discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates typically have priority allocation rights to investments whilst co-investors have no such rights but typically participate to enable a transaction considered beneficial for the discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates participating therein as such funds' and separate accounts' collective appetite alone is typically insufficient to consummate such transactions. Accordingly, amongst such discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, each shall bear the entire amount of broken deal expenses incurred, in proportion to the capital they would have committed to the contemplated unconsummated investment, save for certain initial stage broken deal expenses which may be allocated to funds (including the Fund) and separate accounts managed by the Adviser or its affiliates (and not to co-investors of the Adviser and its affiliates) based on such funds' and accounts' investment objectives rather than a planned allocation to an investment.

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Notwithstanding the above, the Adviser or its affiliates may enter into separate arrangements with clients and co-investors in connection with the payment of investment related expenses (including broken deal expenses); such arrangements shall not disadvantage any discretionarily managed funds or separate accounts managed by the Adviser or its affiliates.

Allocation of the Adviser's and its affiliates' time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund's investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and each of their officers and employees will not be devoted exclusively to the Fund's business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund's business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser's senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund's business activities at the given time.

Compensation arrangements

The Adviser will receive fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser's judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Investment Management Fees.

Distributions

Subject to the Board's discretion and applicable legal restrictions, and other than as required to qualify as a RIC, the Fund intends to authorize and declare quarterly dividends beginning no later than the first calendar quarter after the one-year anniversary of the Fund's Initial Closing Date. The Fund will then calculate each Shareholder's specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the dividend reinvestment plan. Any distributions reinvested under the dividend reinvestment plan will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

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Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund's distributions may exceed the Fund's earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund's investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See "Certain tax considerations." There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending October 31, 2017, and intends to qualify annually, as a RIC under Internal Revenue Code of 1986, as amended (the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillover dividend" provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund's borrowings. See "Certain tax considerations."

Dividend reinvestment plan

The Fund has adopted an "opt-out" dividend reinvestment plan (or "DRIP") pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund's Shares pursuant to the DRIP are dependent on the continued registration of the Fund's securities or the availability of an exemption from registration in the recipient's home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have "opted-out" of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund's Shares acquired by subscription to the Fund.

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If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor's application or by notifying the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206 or (iii) via fax to (617) 937-3051. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may "opt out" of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator's fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206 or (iii) via fax to (617) 937-3051.

All correspondence concerning the DRIP should be directed to the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206 or (iii) via fax to (617) 937-3051.

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Outstanding securities

As of the date of this Prospectus, the following table shows the outstanding Shares of each class of Shares of the Fund.

SHARE CLASS	OUTSTANDING SECURITIES
Class A	None
Class I	70,000.00

Repurchases of Shares

No right of redemption

The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund's net assets on or about the Initial Repurchase Date, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1.

The Fund will make repurchase offers, if any, to all holders of Shares.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund's outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the amount of Shares thereof to be repurchased:

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•	whether any Shareholders of the Fund have requested to tender interests to the Fund;

•	the working capital and liquidity requirements of the Fund;

•	the relative sizes of the repurchase requests and the Fund;

•	the past practice of the Fund in repurchasing Shares in the Fund;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and

•
the Fund's investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Fund Investments.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund's net assets. In particular, during periods of financial market stress, Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

As an alternative, during such periods the Board may offer to repurchase Shares and Fund Interests, respectively, at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law (a "Discount Repurchase Offer").

Procedures for repurchase of Shares

The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder's Shares being repurchased, based on the Fund's net asset value, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Administration Fee, any Incentive Fee and any Early Repurchase Fee (as defined below)), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the "Expiration Date") will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

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Payment by the Fund upon a repurchase of Shares will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Portfolio Companies in the form of securities that are transferable to the Fund's Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Shareholders on a proportional basis. See "Calculation of net asset value; valuation."

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

•
The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the "Valuation Date"), and any such repurchase will be effected as of the day after the Valuation Date (the "Repurchase Date"). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about the Initial Repurchase Date, and thereafter on or about each January 1, April 1, July 1 and October 1.

•
As promptly as practicable after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the "Promissory Note") entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date in the manner specified above, of the repurchased Shares. The Promissory Notes will be held by the Administrator on behalf of each such Shareholder. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which such Valuation Date occurred.

•
The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the "Initial Payment") will be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above. The Initial Payment will be made on or before the fifteenth business day after the Repurchase Date; provided that, if the Fund elects to liquidate Fund Investments in order to finance the repurchase of Shares, the Fund is entitled to postpone the payment in respect of any Promissory Note delivered thereto until ten business days after the Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of Fund Investments in order to finance repurchases of Shares.

•
The second and final payment in respect of the Promissory Note (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

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•
Notwithstanding anything in the foregoing to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date. Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder's account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder's account balance by the amount of any underpayment and issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund's compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder's account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash or (ii) liquid securities (or a combination thereof), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund's operating expenses and impact the ability of the Fund to achieve its investment objective.

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A 2.00% early repurchase fee (the "Early Repurchase Fee") will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a "first in - first out" basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges in connection with Fund Investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 with respect to Class A Shares and $100,000 with respect to Class I Shares. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Mandatory redemption by the Fund

In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the LLC Agreement and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Eligible investors." Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $25,000 worth of Shares in the case of Class A Shares or $100,000 in worth of Shares in the Case of Class I Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

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Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the LLC Agreement and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the LLC Agreement. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the LLC Agreement or any misrepresentation made by that Shareholder in connection with any such transfer.

Calculation of net asset value; valuation

The Fund will calculate the net asset value of each class of Shares as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a "Determination Date"). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares), less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of Class A Shares and of Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Adviser will oversee the valuation of the Fund's investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the "Valuation Procedures"). The valuation of the Fund's investments is performed in accordance with Financial Accounting Standards Board's Accounting Standards Codification 820 – Fair Value Measurements and Disclosures.

The Valuation Procedures provide that the Fund will value its Fund Investments at fair value.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price adjusted for potential restrictions on the transfer or sale of such securities.

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Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Adviser will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying Portfolio Companies or other business counterparties (e.g., debt agents) such as last twelve months or forecast / budgeted EBITDA, sales, net income figures or forecast cash flows.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund's net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value and the Fund if the judgments of the Board or the Adviser regarding appropriate valuations should prove incorrect.

Certain tax considerations

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

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THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the "IRS"), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership's purchase, ownership and disposition of Shares.

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund's: (i) "investment company taxable income," which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of the Fund's gross tax exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a "deemed distribution." In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder's cost basis for its Shares. Since the Fund generally would be required to pay tax on any retained net capital gains at the Fund's regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Shareholder's liability for U.S. federal income tax. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder's gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a "deemed distribution." The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

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The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the "Excise Tax") on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund's net ordinary income for each calendar year, (ii) 98.2% of the Fund's capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the "Excise Tax Avoidance Requirement"). While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund's taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•
derive in each taxable year at least 90% of the Fund's gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to the Fund's business of investing in such stock or securities (the "Source of Income Test"); and

•	diversify the Fund's holdings so that at the end of each quarter of the taxable year:

o
at least 50% of the value of the Fund's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of such issuer; and

o
no more than 25% of the value of the Fund's assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships," (the "Diversification Tests").

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also be required to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

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Because any original issue discount or other amounts accrued will be included in the Fund's investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its Shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may need to sell some of the Fund Investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

In the event the Fund owns equity interests in operating businesses conducted in "pass-through" form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund's ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Fund's ability to dispose of assets to meet the Fund's distribution requirements may be limited by (i) the illiquid nature of the Fund's portfolio and/or (ii) other requirements relating to the Fund's qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund's Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund's qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

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In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund's Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a "passive foreign investment company" or a "controlled foreign corporation." The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund's qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.

Failure to qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder's adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

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Taxation of U.S. Shareholders

A "U.S. Shareholder" generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

•
a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund's "investment company taxable income" (which is, generally, the Fund's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such "qualifying dividends" may be eligible for a reduced rate of U.S. federal income tax. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced rate applicable to "qualifying dividends." Distributions of the Fund's net capital gains (which is generally the Fund's realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as "capital gain dividends" will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder's holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. Shareholder's adjusted tax basis in such Shareholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund's Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder's income as long-term capital gains and (ii) the U.S. Shareholder's proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund's U.S. Shareholders on December 31 of the year in which the distribution was declared.

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A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder's account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder's adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders' cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when "covered" securities are sold. For purposes of these reporting requirements, all of the Fund's Shares acquired by non-tax exempt Shareholders, including those acquired through DRIP, will be considered "covered" securities. The Fund intends to choose FIFO ("first-in, first-out") as the Fund's default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund's default tax lot identification method is the method "covered" securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund's standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the "covered" securities. For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder's taxable income for such year as ordinary income, qualified dividend income and long-term capital gain. In addition, the U.S. federal income tax status of each year's distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for preferential rates). Distributions paid by the Fund generally will not be eligible for the dividends received deduction or the preferential tax rate applicable to "qualifying dividends" because the Fund's income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder's particular situation.

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The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder's U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder's "net investment income" for a taxable year and (ii) the excess of the U.S. Shareholder's modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Under applicable Treasury Regulations, if a U.S. Shareholder recognizes a loss with respect to its Shares of $2,000,000 or more for a non-corporate U.S. Shareholder or $10,000,000 or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of tax-exempt Shareholders

Under current law, the Fund serves to prevent the attribution to Shareholders of unrelated business taxable income ("UBTI") from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

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Taxation of non-U.S. Shareholders

A "Non-U.S. Shareholder" generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person's particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of "investment company taxable income" to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund's current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund's net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder's allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

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For a corporate Non-U.S. Shareholder, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act ("FATCA"), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, and payments made after December 31, 2018, attributable to gross proceeds from the sale or other disposition of any property of a type which can produce interest or dividends from sources within the United States, in each case, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner's country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder's beneficial owners).

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA considerations

The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans (and their fiduciaries)) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, "Plans.") In accordance with ERISA's general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

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Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans' investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a "party in interest" or "disqualified person" with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund is registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND'S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

Eligible investors

Each prospective investor in the Fund will be required to certify that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an "accredited investor" are set forth in the subscription document that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Prospectus as "Eligible Investors." The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as "Eligible Investors" and to complete an additional investor certification prior to any additional purchase.

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Prospective investors that are non-U.S. persons under the Securities Act or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling the Fund at 1-877-748-7209. See "Certain tax considerations—Taxation of non-U.S. Shareholders."

Purchasing Shares

Purchase terms

The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares and $1,000,000 with respect to Class I Shares, and the minimum additional investment in the Fund by any Shareholder is $10,000 with respect to Class A Shares and $100,000 with respect to Class I Shares. However, the Fund, in its sole discretion, may accept investments below these minimums. For example, investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions to those interests are not less than $10,000. The purchase price of the Shares on the Initial Closing Date will be based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the "Acceptance Date"), where funds are remitted by wire transfer. A prospective investor must also submit a completed subscription document (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document (including investor certifications) are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

Additional information

Futures transactions

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the "CFTC") adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator ("CPO") if the investment company is unable to comply with certain trading and marketing limitations.

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With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a "commodity pool" or a CPO. First, the aggregate initial margin and premiums required to establish an investment company's position in such investments may not exceed 5% of the liquidation value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

On December 11, 2015, the SEC proposed a regulation that, if adopted, would change the regulation of the use of derivatives and financial commitment transactions by registered investment companies. The nature of any final regulations is uncertain at this time, but, if adopted, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Subsidiaries

The Fund may make investments through wholly-owned subsidiaries ("Subsidiaries"). Such Subsidiaries will not be registered under the Investment Company Act of 1940, as amended. However, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund's role as sole shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would "look through" any such Subsidiary to determine compliance with its investment policies.

Summary of the LLC Agreement

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Prospectus. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

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Shareholders; additional classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

The Fund currently offers two separate classes of Shares designated as Class A Shares and Class I Shares. While the Fund presently intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged.

Liability of Shareholders

Under Delaware law and the LLC Agreement, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Shareholder, or the Board may reduce any amount payable by the Fund to a Shareholder in respect of a redemption of Shares, in accordance with the LLC Agreement in certain circumstances. See "Repurchases of Shares—Periodic repurchases."

Limitation of liability; indemnification

The LLC Agreement provides that the members and former members of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder's capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Shareholder materially adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	72

Term, dissolution, and liquidation

The Fund shall be dissolved:

(1)
upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Shareholders; or

(2)	as required by operation of law.

Upon the occurrence of any event of dissolution, one or more members of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund's assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

Reports to Shareholders

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

Fiscal year

The Fund's fiscal year is the 12-month period ending on March 31. The Fund's taxable year is the 12-month period ending on October 31.

Independent registered public accounting firm; legal counsel

The Board has selected PricewaterhouseCoopers LLP, of 2001 Ross Avenue, Suite 1800, Dallas, as the independent registered public accountants of the Fund.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	73

Drinker Biddle & Reath LLP, of One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Managers of the Fund.

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: Partners Group (USA) Inc. at 1-877-748-7209.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	74

TABLE OF CONTENTS OF SAI

Page
INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS	2
BOARD OF MANAGERS AND OFFICERS	11
CODES OF ETHICS	17
INVESTMENT MANAGEMENT AND OTHER SERVICES	17
BROKERAGE	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	21
CUSTODIAN	22
PROXY VOTING POLICIES AND PROCEDURES	22
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	23
FINANCIAL STATEMENTS	23
APPENDIX A – FINANCIAL STATEMENTS	24

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC	75

All dealers that buy, sell or trade the Fund's Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

www.partnersgroup.com

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Partners Group Private Income Opportunities, LLC (the “Fund”) is dated and effective as of December 13, 2016 by and among the Fund, Partners Group (USA) Inc., each current member of the Board of Managers of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Shareholder (collectively, the “Parties”).

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of August 18, 2016 and filed with the Secretary of State of the State of Delaware on August 18, 2016;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE  I

 DEFINITIONS & INTERPRETATIONS

The following definitions shall be equally applicable to both the singular and plural forms of the defined terms. For purposes of this Agreement:

Section  1.1     “Account” means with respect to each Shareholder, the account established and maintained on behalf of such Shareholder pursuant to Section  5.3 hereof.

Section  1.2     “Accounting Period” means the period beginning upon the commencement of operations of the Fund and, thereafter, each period beginning on the day after the last day of the preceding Accounting Period and ending on the first to occur of the following:  (i) the last day of each calendar month; (ii) the last day of each taxable year of the Fund; (iii) the day preceding the effective date on which a contribution of capital is made to the Fund; (iv) the Valuation Date with respect to any repurchase of  Shares by the Fund, or the day preceding the effective date of any redemption of any Share or portion thereof of any Shareholder or the complete withdrawal by a Shareholder; (v) the day preceding the day on which a substituted Shareholder is admitted to the Fund; or (vi) the effective date on which any amount is credited to or debited from the Account of any Shareholder other than an amount to be credited to or debited from the Accounts of all Shareholders in accordance with their respective Investment Percentages.  The Fund’s final Accounting Period shall end on the effective date of the dissolution of the Fund.

Section  1.3     “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

Section  1.4     “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

Section  1.5    “Administrator” means State Street Bank and Trust Company, or any person who may hereafter, directly or indirectly, succeed or replace State Street Bank and Trust Company as the administrator of the Fund.

Section  1.6    “Adviser” means Partners Group (USA) Inc., or any person who may hereafter directly or indirectly, succeed or replace Partners Group (USA) Inc. as investment adviser of the Fund.

Section  1.7    “Advisers Act” means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.

Section  1.8     “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.

Section  1.9     “Agreement” means this Limited Liability Company Agreement, as amended or restated from time to time.

Section  1.10   “Board of Managers” means the Board of Managers established pursuant to Section  2.6 hereof.

Section  1.11   “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Shareholder.

Section  1.12   “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Section  1.13   “Class” means any division of Shares, which Class is or has been established in accordance with the provisions of Section  3.1(d) hereof.

Section  1.14   “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Section  1.15   “Confidential Information” shall have the meaning set forth in Section  8.10.

Section  1.16   “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Section  1.17   “Discount Repurchase Offer” shall have the meaning set forth in Section  4.4(d).

Section  1.18   “Distributor” means Foreside Fund Services, LLC, or any person who may hereafter directly or indirectly succeed or replace Foreside Fund Services, LLC as the distributor of the Fund.

Section  1.19   “Distribution Agreement” means the distribution agreement entered into between the Distributor and the Fund, as amended or restated from time to time.

Section  1.20   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section  1.21   “Expiration Date” means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of a repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.

Section  1.22   “Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section  3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Section  1.23   “FATCA” means the United State Foreign Account Tax Compliance Act of 2010 or similar law;

Section  1.24   “Final Payment” shall have the meaning set forth in Section  4.4.

Section  1.25   “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section  6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund.

Section  1.26   “Form N‑2” means the Fund’s Registration Statement on Form N‑2 filed with the Securities and Exchange Commission, as amended from time to time.

Section  1.27   “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Section  1.28   “Incentive Fee” means the Incentive Fee or Fees contemplated by the Investment Management Agreement, such Incentive Fee or Fees to be more fully described in the Investment Management Agreement.

Section  1.29   “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.

Section  1.30   “Initial Closing Date” means the first date on or as of which a Shareholder other than Partners Group is admitted to the Fund.

Section  1.31   “Initial Payment” shall have the meaning set forth in Section  4.4.

Section  1.32   “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section  1.33   “Investment Management Agreement” means the investment management agreement entered into between the Fund and the investment adviser of the Fund, as amended or restated from time to time.

Section  1.34   “Investment Percentage” means for each Shareholder, as of any date of determination, (i) in the case of such Shareholder’s ownership interest in the Fund, a percentage determined by dividing the number of Shares owned by such Shareholder as of such date by the total number of outstanding Shares owned by all Shareholders as of such date, and (ii) if more than one Class is outstanding, in the case of such Shareholder’s ownership interest in such Class, a percentage determined by dividing the number of Shares owned by such Shareholder as of such date by the total number of outstanding Shares of such Class owned by all Shareholders as of such date.  Each such percentage shall be expressed as a decimal carried out to at least the third decimal place.

Section  1.35   “Losses” shall have the meaning set forth in Section  3.7.

Section  1.36   “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers.  Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

Section  1.37   “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. The Net Asset Value of each Class will be calculated separately in order to reflect the fees and expenses applicable to such Class.

Section  1.38   “Organizational Expenses” means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Shares.

Section  1.39   “Organizational Shareholder” means Partners Group.

Section  1.40   “Partners Group” means Partners Group (USA) Inc.

Section  1.41  “Person” or “person” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Section  1.42   “Promissory Note” shall have the meaning set forth in Section 4.4(d).

Section  1.43   “Repurchase Date” means the day after the Valuation Date.

Section  1.44   “Securities” means securities (including, without limitation, equities, debt obligations, options, other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

Section  1.45   “Securities Transactions” shall have the meaning set forth in Section  2.5.

Section  1.46   “Shareholder” means any person who shall have been admitted to the Fund as a shareholder in such person’s capacity as a shareholder of the Fund.  For purposes of the Delaware Act, there are no classes or groups of Shareholders other than those established in accordance with the provisions of Section  3.1(d) hereof.

Section  1.47   “Shares” means the equal proportionate units into which the limited liability company ownership interests of all Shareholders, including Partners Group, or other person to whom a Share or portion thereof has been transferred pursuant to Section  4.3 hereof, are divided from time to time or, if more than one Class is authorized in accordance with Section 3.1(d) hereof, the equal proportionate units into which each Class shall be divided from time to time, each of which represents an ownership interest in the Fund that is equal in all respects to all other Shares of the same Class .

Section  1.48   “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of any Shares; verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.

Section  1.49   “Valuation Date” means a date on which the value of Shares being repurchased will be determined by the Board of Managers in its sole discretion and which date shall be approximately 65 days, but in no event earlier than 60 days, after the Expiration Date for such repurchase.

Section  1.50   Pronouns.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

ARTICLE  II

 ORGANIZATION; ADMISSION OF SHAREHOLDERS; BOARD OF MANAGERS

Section  2.1     Formation of Limited Liability Company.  The Organizational Shareholder and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section  2.2     Name.  Subject to the limited license granted under the Investment Management Agreement, the name of the Fund shall be “Partners Group Private Income Opportunities, LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Shareholder.  The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

Section  2.3     Principal and Registered Office.  The Fund shall have its principal office, c/o Partners Group (USA) Inc., at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or at such other place designated from time to time by the Board of Managers.  The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

Section  2.4     Duration.  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section  6.1 hereof.

Section  2.5     Business of the Fund.

(a)         The business of the Fund is (i) to purchase, sell (including short sales), invest, and trade in Securities (collectively, “Securities Transactions”) and (ii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act.  The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business.

(b)         The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N‑2.

Section  2.6     The Board of Managers.

(a)         Prior to the Initial Closing Date, the Organizational Shareholder, in its sole discretion, designated and elected persons to serve as Managers on the Board of Managers.  Each Manager has agreed to be bound by all of the terms of this Agreement applicable to Managers.  The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section  2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section  3.3 hereof with respect to the election of Managers by Shareholders, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers.  Any person who shall hold himself or herself out as a Manager or acts in such capacity shall be deemed to have agreed to the provisions of this Agreement pertaining to the obligations of a Manager whether or not such person executes a written agreement to such effect.  The number of Managers shall be fixed from time to time by the Board of Managers.

(b)         Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section  4.2 hereof.  If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Shareholders.  The Managers may call a meeting of Shareholders to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Shareholders cease to constitute a majority of the Managers then serving on the Board of Managers.

(c)         In the event that no Manager remains, the Adviser shall promptly call a meeting of the Shareholders, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers.  If the Shareholders shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section  6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section  6.2 hereof.

Section  2.7     Shareholders.  The Board of Managers may admit one or more Shareholders as of the beginning of each calendar month or at such other times as the Board of Managers may determine.  A Person may be admitted to the Fund as a Shareholder without having signed this Agreement.  This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Shareholder.  The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Shares.  The Board of Managers may, in its sole discretion, suspend or terminate the offering of the Shares at any time.  The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Shareholder that is admitted to the Fund.

Section  2.8     Organizational Shareholder.  The initial Capital Contribution to the Fund by the Organizational Shareholder shall be represented by Shares.  Upon the admission to the Fund of any additional Shareholder pursuant to Section  2.7, the Organizational Shareholder shall become entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

Section  2.9    Both Managers and Shareholders.  A Shareholder may at the same time be a Manager and a Shareholder, or the Adviser and a Shareholder, in which event such Shareholder’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

Section  2.10   Limited Liability.  Except as otherwise provided under applicable law or in this Agreement, each Shareholder will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Account balance.  To the fullest extent permitted under applicable law, the Managers and the Adviser shall not be liable for the Fund’s debts, obligations and liabilities.

ARTICLE  III

 MANAGEMENT

Section  3.1     Management and Control.

(a)         Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act.  During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as investment adviser to the Fund and shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Managers are elected by the Shareholders or the Fund is dissolved in accordance with Section  6.1.  Nothing herein shall prohibit a Manager from being a Shareholder.

(b)         Shareholders shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund.  Shareholders shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c)         The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section  3.2(c), the Adviser or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

(d)         The Board of Managers shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of (i) the Shareholders or (ii) the Shareholders holding any Class, to create, establish and designate, and to change in any manner, one or more Classes, and to fix such preferences, voting powers, rights and privileges of such Classes as the Managers may from time to time determine, to divide or combine the Shares or any Classes into a greater or lesser number, to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time, and to take such other action with respect to the Shares as the Managers may deem desirable. Unless another time is specified by the Managers, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board of Managers setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution.

Section  3.2     Actions by the Board of Managers.

(a)         Unless otherwise provided in this Agreement, the Board of Managers shall act only:  (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

(b)         The Board of Managers may designate from time to time a chairman who shall preside at all meetings.  Meetings of the Board of Managers may be called by the chairman, the president of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act.  A majority of the Managers then in office shall constitute a quorum at any meeting.

(c)         The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of the Adviser or its Affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

Section  3.3     Meetings of Shareholders.

(a)         Actions requiring the vote of the Shareholders may be taken at any duly constituted meeting of the Shareholders at which a quorum is present.  Except as otherwise provided in Section  2.6 hereof, meetings of the Shareholders may be called by the Board of Managers or by Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as determined pursuant to clause (c) of this Section  3.3, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Shareholder entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Shareholder shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  The presence in person or by proxy of Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Shareholders may be adjourned by action of a majority of the Shareholders present in person or by proxy without additional notice to the Shareholders.  Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Shareholders shall be elected as Managers, and (ii) all other actions of the Shareholders taken at a meeting shall require the affirmative vote of Shareholders holding a majority of the total number of votes eligible to be cast by those Shareholders who are present in person or by proxy at such meeting.

(b)         On each matter submitted to a vote of Shareholders, unless the Board of Managers determines otherwise, holders of Shares of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board of Managers determines that this sub-clause (ii) shall not apply in a particular case, to the extent that a matter referred to in sub-clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the holders of Shares of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Shares of the one or more affected Classes shall be entitled to vote.

(c)         Each Shareholder shall be entitled to cast at any meeting of Shareholders a number of votes equivalent to such Shareholder’s Investment Percentage.  The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Shareholders to determine eligibility to vote at such meeting and the number of votes which each Shareholder will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the meeting.

(d)         A Shareholder may vote at any meeting of Shareholders by a proxy properly executed in writing by the Shareholder and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Shareholder executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Shareholder executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Shareholders that is permitted to be taken at a meeting of the Shareholders may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Shareholders holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section  3.4     Custody of Assets of the Fund.  The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Advisers Act.

Section  3.5     Other Activities.

(a)         None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations as a Manager.

(b)         Any Shareholder, Manager, the Adviser or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No other Shareholder or Manager shall have any rights in or to such activities, or any profits derived therefrom.

Section  3.6     Duty of Care.

(a)         No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Shareholders for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance or gross negligence  involved in the conduct of such person’s office or as otherwise required by applicable law.

(b)         A Shareholder not in breach of any obligation hereunder or under any agreement pursuant to which the Shareholder subscribed for one or more Shares shall be liable to the Fund, any other Shareholder, or third parties only as provided in this Agreement.

Section  3.7     Indemnification.

(a)         To the fullest extent permitted by law, the Fund shall, subject to Section  3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence  involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section  3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  3.7 to the fullest extent permitted by law.  Any manager of the Fund appointed by the Organizational Shareholder prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section  3.7.

(b)         Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section  3.7(a) hereof.

(c)         Any indemnification or advancement of expenses made pursuant to this Section  3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence  involved in the conduct of such indemnitee’s office.

(d)         As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence  involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section  3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence  involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence  involved in the conduct of such indemnitee’s office.

(e)         In any suit brought by an indemnitee to enforce a right to indemnification under this Section  3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section  3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section  3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section  3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section  3.7 shall be on the Fund (or any Shareholder acting derivatively or otherwise on behalf of the Fund or its Shareholders).

(f)          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section  3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g)         The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section  3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)         To the extent permitted by applicable law, the Adviser, the Distibutor and the Administrator, and any other party serving as the investment adviser, the distributor or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Distribution Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Section  3.8     Fees, Expenses and Reimbursement.

(a)           Subject to applicable law, the Adviser shall be entitled to receive such fees per services provided to the Fund as may be agreed to by the Adviser and the Fund pursuant to the Investment Management Agreement or such other agreements relating to such services.

(b)           The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser or any of its Affiliates for his or her services hereunder.  In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c)           The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person.  Expenses to be borne by the Fund include, but are not limited to, the following:

  (i)          fees and expenses in connection with the organization of the Fund and the offering and issuance of Shares;

  (ii)         all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate action, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of such investments;

  (iii)         quotation or valuation expenses;

  (iv)         the Investment Management Fee and any Incentive Fee;

  (v)          the Administration Fee;

  (vi)         brokerage commissions;

  (vii)        interest and fees on any borrowings by the Fund;

  (viii)       professional fees (including, without limitation, expenses of consultants, experts and specialists);

  (ix)         research expenses;

  (x)         fees and expenses of outside tax or legal counsel (including fees and expense associated with the review of documentation for prospective investments by the Fund), including foreign counsel;

  (xi)         accounting, auditing and tax preparation expenses;

  (xii)        fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares;

  (xiii)       taxes and governmental fees (including tax preparation fees);

  (xiv)       fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund;

  (xv)       all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;

  (xvi)       bank service fees;

  (xvii)      costs and expenses relating to the amendment of this Agreement or the Fund’s other organizational documents;

  (xviii)     expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials;

  (xix)       expenses of preparing, printing, and filing reports and other documents with government agencies;

  (xx)        expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith;

  (xxi)       expenses of corporate data processing and related services;

  (xxii)      Shareholder recordkeeping and Shareholder account services, fees, and disbursements;

  (xxiii)     expenses relating to investor and public relations;

  (xxiv)    fees and expenses of the members of the Board of Managers who are not employees of the Adviser or its Affiliates;

  (xxv)      insurance premiums;

  (xxvi)     Extraordinary Expenses; and

  (xxvii)    all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

The Adviser and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(d)          The Fund may, alone or in conjunction with the Adviser, its Affiliates or any investment vehicles or accounts for which the Adviser or any Affiliate of the Adviser acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE  IV

 TERMINATION OF STATUS OF THE ADVISER AND MANAGERS; TRANSFERS AND REPURCHASES

Section  4.1     Termination of Status of a Manager.  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section  4.2 hereof; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

Section  4.2     Removal of the Managers.  Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders.

Section  4.3     Transfer of Shares.

(a)         Any portion of a Shareholder’s Shares may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Shareholder or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

(b)         The Fund may not consent to a Transfer of any portion of a Shareholder’s Shares unless: (i) the person to whom such Shares are transferred (or each of such person’s beneficial owners if such a person is a “private investment company” as defined in Rule 205‑3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205‑3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed transferee.  The Fund may also require the Shareholders requesting the Transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

(c)         Any permitted transferee acquiring any portion of a Shareholder’s Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Shareholder shall be entitled to the distributions allocable to the acquired Shares or portion thereof so acquired, to tender the acquired Shares or a portion thereof for repurchase by the Fund and to Transfer such acquired Shares or a portion thereof in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Shareholder unless and until such transferee becomes a substituted Shareholder in accordance with the terms of this Agreement, including, without limitation, Section  2.7 hereof.

(d)         If a Shareholder Transfers any portion of its Shares with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Shares are Transferred is admitted to the Fund as a substituted Shareholder, provided that such transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the transferee a party to this Agreement.  Each transferring Shareholder and transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer.  Upon the Transfer to another person or persons of all of a Shareholder’s Shares, such Shareholder shall cease to be a shareholder of the Fund.

(e)         Each transferring Shareholder shall indemnify and hold harmless the Fund, the Board of Managers, the Adviser and each other Shareholder, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Shareholder in violation of this Section  4.3, and (ii) any misrepresentation by such Shareholder in connection with any such Transfer.

Section  4.4     Repurchase of Shares.

(a)         Except as otherwise provided in this Agreement, no Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase any portion of its Shares.  The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser or its Affiliates, pursuant to written tenders by Shareholders.  The Board of Managers, in its sole discretion, will determine the aggregate value of Shares to be repurchased, which may be a percentage of the value of the Fund’s outstanding interests.  In determining whether the Fund should offer to repurchase Shares from Shareholders pursuant to written requests and the amount of Shares to be repurchased, the Board of Managers may consider the following factors, among others:

  (i)          The liquidity of the Fund’s assets (including, without limitation fees and costs associated with selling the Fund’s assets);

  (ii)          whether any Shareholders have requested to tender Shares to the Fund;

  (iii)         the working capital and liquidity requirements of the Fund;

  (iv)         the relative sizes of the repurchase requests and the Fund;

  (v)          the past practice of the Fund in repurchasing Shares;

  (vi)         the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs;

  (vii)        the anticipated tax consequences of any proposed repurchases of Shares;

  (viii)       the Fund’s investment plans; and

  (ix)         the availability of information as to the value of the Fund’s investments.

(b)         The Adviser and each of its Affiliates may tender their Shares or a portion thereof as a Shareholder or Organizational Shareholder, as applicable, under Section  4.4(a) hereof, without notice to the other Shareholders.

(c)         If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Shares, the Board of Managers will provide written notice to Shareholders.  Such notice will include:  (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

(d)         The amount due to any Shareholder whose Shares are repurchased shall, subject to the terms of this Agreement (including, without limitation, Section  4.4(a)), be an amount equal to the value of the Shares being repurchased based on the Net Asset Value of the Fund as of the Valuation Date, after reduction for all fees, including any Investment Management Fee or Administration Fee, any Incentive Fee, any required tax withholding  and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased, provided that, subject to applicable law, the Board of Managers may offer to purchase Shares at a discount to the Net Asset Value (a “Discount Repurchase Offer”).  Payment by the Fund to each Shareholder, upon repurchase of such Shareholder’s Shares shall be made in the form of a promissory note (a “Promissory Note”).  Such payment shall be made as promptly as practicable following the Expiration Date.  Any in-kind distribution of Securities will be valued in accordance with Section  7.4 hereof.  The determination of the value of Shares as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund’s financial statements for the Fiscal Year in which such Valuation Date occurred.  A Shareholder who tenders some but not all of his Shares for repurchase will be required to maintain a minimum Account balance equal to the amount set forth, from time to time, in the Fund’s Form N‑2.  The Board of Managers may, in its sole discretion, waive this minimum Account balance requirement.  The Fund may reduce the amount to be repurchased from a Shareholder in order to maintain a Shareholder’s minimum Account balance.

(e)         Each Promissory Note issued pursuant to clause (d) of this Section  4.4, which shall be non-interest bearing and non-transferable, and shall provide, among other terms determined by the Fund, in its sole discretion, the following payments.  The initial payment in respect of the Promissory Note (the “Initial Payment”) shall be in an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date.  The Initial Payment shall be made on or before the twentieth business day after the Repurchase Date.  The second and final payment in respect of a Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares or portion thereof, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

(f)          Notwithstanding anything in this Section  4.4 to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day  after the Repurchase Date.  Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment.  Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Shareholder’s Account balance by the amount of any overpayment, or increase such Shareholder’s Account balance by the amount of any underpayment, as applicable.

(g)         Notwithstanding anything in this Section  4.4 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section  4.4 if necessary to comply with the regulatory requirements imposed by the Securities and Exchange Commission.

(h)         Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder until the Repurchase Date (and thereafter if less than 100% of its Shares are repurchased) and may exercise its voting rights with respect to the repurchased Shares or portion thereof until the Repurchase Date.  Moreover, the Account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the appreciation or depreciation of the Net Asset Value of the Fund through the Valuation Date, and such Shareholder’s Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

(i)          Upon its acceptance of tendered Shares for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash or liquid securities, or a combination thereof, in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

(j)          Notwithstanding anything in this Section  4.4 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, the existence of circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.

(k)         Where a Shareholder tenders less than 100% of its Shares for repurchase, such repurchased Shares will be treated as having been repurchased on a “first in-first out” basis (i.e., the portion of the Shares repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Shareholder (adjusted for subsequent appreciation or depreciation of the Net Asset Value of the Fund) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Shareholder (adjusted for subsequent appreciation or depreciation of the Net Asset Value of the Fund)).

Section  4.5     Mandatory Redemption.  The Fund may effect a mandatory redemption at Net Asset Value of any portion of Shareholder’s Shares, or any person acquiring Shares from or through a Shareholder, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a)         any portion of its Shares has been transferred to, or has vested in, any person, by operation of law as described in Section  4.3(a)(i) hereof;

(b)         ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(c)         continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser or may subject the Fund, or any Shareholders to an undue risk of adverse tax or other fiscal consequences, including without limitation, in connection with the failure of a Shareholders to provide information requested under FATCA;

(d)         any representation or warranty made by a Shareholder in connection with the acquisition of one or more of the Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of one or more of the Shares;

(e)         it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder; or

(f)          the Fund may effect a mandatory redemption of the Shares held by an investment vehicle that is managed or sponsored by the Adviser or an Affiliate thereof (a “Feeder Fund”) (or portion thereof) to the extent that such Feeder Fund is redeeming or has redeemed any interest of an investor in such Feeder Fund (or portion thereof) for reasons that are similar to those set forth in clauses (a) through (e) of this Section  4.5.

ARTICLE  V

 CAPITAL

Section  5.1     Contributions to Capital.

(a)         The minimum initial contribution of each Shareholder (other than the Organizational Shareholder or Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N‑2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion.  The amount of the initial contribution of each Shareholder shall be recorded on the books and records of the Fund upon acceptance as a Capital Contribution.  The Managers shall not be entitled to make Capital Contributions as Managers of the Fund, but may make Capital Contributions as Shareholders.  The Adviser and its Affiliates may make Capital Contributions as Shareholders.

(b)         Shareholders may make additional Capital Contributions, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Shareholders pursuant to this Agreement.  The minimum additional Capital Contribution of each Shareholder (other than the Adviser and its Affiliates) shall be the amount set forth, from time to time, in the Fund’s Form N‑2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion.  No Shareholder shall be obligated to make any additional Capital Contribution except to the extent otherwise provided in this Agreement.

(c)         Except as otherwise permitted by the Board of Managers, (i) initial and any additional Capital Contributions by any Shareholder shall be payable in cash, and (ii) initial and any additional Capital Contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the Capital Contribution.

Section  5.2     Rights of Shareholders to Capital.  No Shareholder shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Shareholder be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Shareholder’s Shares pursuant to Section  4.4 hereof or Section  4.5 hereof, or (ii) upon the liquidation of the Fund’s assets pursuant to Section  6.2 hereof.  No Shareholder shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

Section  5.3     Accounts.

(a)         The Fund shall maintain a separate Account on its books for each Shareholder.

(b)         Each Shareholder’s Account shall have an opening balance equal to the Shareholder’s initial contribution to the capital of the Fund.

(c)         Each Shareholder’s Account shall be increased by the sum of (i) the amount of any additional Capital Contributions by such Shareholder, plus (ii) all amounts credited to such Shareholder’s Account pursuant to Section  5.4 hereof.

(d)         Each Shareholder’s Account shall be reduced by the sum of (i) the amount of any repurchase of the Shareholder’s Shares or distributions to such Shareholders pursuant to Section  4.4, Section  5.6, or Section  6.2 hereof which are not reinvested , plus (ii) any amounts debited against such Account pursuant to Section  5.4 hereof.

Section  5.4     Allocation of Certain Withholding Taxes and Other Expenditures.

(a)         Withholding taxes or other tax obligations paid or incurred by the Fund, directly or indirectly, that (i) are attributable to any Shareholder or (ii) results from any Shareholder’s participation in the Fund, including, but not limited to, a Shareholder’s failure to provide any requested information under FATCA, as determined by the Board of Managers, shall be debited against the Account of such Shareholder as of the close of the Accounting Period during which the Fund pays or incurs such obligation, and any amounts then or thereafter distributable to such Shareholder shall be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, then such Shareholder and any successor to such Shareholder’s Shares shall pay upon demand to the Fund the amount of such excess.  The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Shareholder is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Shareholder, assist such Shareholder in applying for such refund.  If any tax arises as a result of any Shareholder’s failure to provide information as requested under sub-clause (ii) above, to the extent possible the Fund shall allocate such tax pro-rata based on Account balance to the Shareholder(s) who did not provide the requested information and shall be debited from the Accounts of the applicable Shareholder(s) as of the close of the Accounting Period during which any such tax was paid or accrued by the Fund.

(b)         Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any material expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Shareholders, as determined by the Board of Managers, shall be charged to only those Shareholders on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items.  Such charges or items shall be debited from the Accounts of the applicable Shareholders as of the close of the Accounting Period during which any such items were paid or accrued by the Fund.

Section  5.5     Reserves.

(a)         Appropriate reserves may be created, accrued and charged against the Net Asset Value and against the Accounts of the Shareholders in proportion to their respective Investment Percentages for contingent liabilities of the Fund, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate.  The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Accounts of those parties who are Shareholders at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Accounts of all such Shareholders, the amount of such reserve, increase, or decrease instead shall be charged or credited to the Accounts of those Shareholders who, as determined by the Board of Managers, in its sole discretion, were Shareholders at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Accounts at that time.

(b)         To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than Capital Contributions, distributions or repurchases of Shares) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Accounts of all Shareholders at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior Accounting Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Shareholders during such prior Accounting Period or Periods.

(c)         To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section  5.5 to be charged or credited to a person who is no longer a Shareholder, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required.  In the case of a charge, the former Shareholder shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Shareholder be obligated to make a payment exceeding the amount of such Shareholder’s Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such person ceased to be a Shareholder.  To the extent that a former Shareholder fails to pay to the Fund, in full, any amount required to be charged to such former Shareholder pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Accounts of the Shareholders at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Accounts of the current Shareholders.

Section  5.6     Distributions.

(a)         The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Shareholders of the Fund or only to those Shareholders holding one or more Classes of the Fund, in each case in proportion to their respective Investment Percentages.  Notwithstanding anything to the contrary in this Agreement, a Shareholder may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Shareholder exceeds the percentage of the value of the asset equal to the Shareholder’s Investment Percentage.

(b)         Notwithstanding anything to the contrary contained herein, none of the Managers or the Shareholders (including the Adviser and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Shareholders on account of their Shares in the Fund if such distribution would violate the Delaware Act or other applicable law.

ARTICLE  VI

 DISSOLUTION AND LIQUIDATION

Section  6.1     Dissolution.

(a)         The Fund shall be dissolved upon the occurrence of any of the following events:

  (i)          upon the affirmative vote to dissolve the Fund by either (A) a majority of the Managers, or (B) Shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Shareholders; or

  (ii)          as required by operation of law.

(b)         Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section  6.2 hereof and the Certificate has been canceled.

Section  6.2     Liquidation of Assets.

(a)         Upon the dissolution of the Fund as provided in Section  6.1 hereof, one or more Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or the Adviser to act as liquidator or is unable to perform this function, another liquidator elected by Shareholders holding a majority of the total number of votes eligible to cast by all Shareholders), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

  (i)          in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Shareholders, up to and including the date that distribution of the Fund’s assets to the Shareholders has been completed, shall first be paid on a pro rata basis;

  (ii)          such debts, liabilities or obligations as are owing to the Shareholders shall be paid next in their order of seniority and on a pro rata basis; and

  (iii)         to the Shareholders  in accordance with Section  5.6.

(b)         Anything in this Section  6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section  6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made the assets distributed in kind shall be valued pursuant to Section  7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section  6.2(a) above.

(c)         If the Board of Managers determines that it is in the best interest of the Shareholders, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

ARTICLE  VII
 ACCOUNTING, TAX MATTERS AND VALUATIONS

Section  7.1     Accounting and Reports.

(a)         The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund.  The Fund’s accounts shall be maintained in U.S. currency.

(b)         As soon as reasonably practicable, the Fund shall furnish to each Shareholder such information regarding the operation of the Fund and such Shareholder’s Shares as is necessary for Shareholders to complete U.S. federal, state and local income tax or information returns.

(c)         Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section  7.1(c) is being made, the Fund shall send to each Shareholder a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles (or, if permitted by relevant law and approved by the Board of Managers, in accordance with international financial reporting standards).  The Fund may also furnish to each Shareholder such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)         Except as set forth specifically in this Section  7.1, no Shareholder shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Shareholder or former Shareholder, including information about the Capital Contribution of a Shareholder, or about the affairs of the Fund.  No act of the Fund, Partners Group, or any other Person that results in a Shareholder being furnished any such information shall confer on such Shareholder or any other Shareholder the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section  7.1(d).

Section  7.2     Determinations by the Board of Managers.  All matters concerning the determination and allocation among the Shareholders of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers (either directly or by the Adviser, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Shareholders.

Section  7.3     Tax Matters.

(a)         The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Shareholder; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s U.S. federal, state, local or foreign tax returns.

(b)         If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Shareholder, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws.  Any and all amounts withheld in respect of a distribution or other payment to a Shareholder shall be treated as amounts paid to such Shareholder for all purposes of this Agreement.

(c)         The Board of Managers is authorized to cause, and each Shareholder hereby consents to the Board of Managers causing, at any time, the Fund to make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes, by filing IRS Form 8832 electing such treatment, and the Board of Managers is otherwise authorized to take any and all other actions necessary or appropriate to cause the Fund to be treated as an association taxable as a corporation for U.S. federal income tax purposes.   In addition, the Board of Managers is authorized to cause the Fund to (i) elect to be treated as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) make a “deemed sale election” (as set forth in Treasury Regulation Section 1.337(d)-7(c)(5)) with respect to its assets deemed to be transferred to such association taxable as a corporation for U.S. federal income tax purposes.

Section  7.4     Valuation of Assets.

(a)         Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each Accounting Period.  Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)         The Net Asset Value of the Fund shall be conclusive and binding on all of the Shareholders and all parties claiming through or under them.

(c)         The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:

  (i)          The amount payable to a Shareholder or former Shareholder whose Shares are repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Accounting Period on the Repurchase Date for such Shares.

  (ii)         The amount to be received by the Fund on account of any Capital Contribution pursuant to Article II or Article V shall be treated as an asset of the Fund from (but not before) the beginning of the Accounting Period on the effective date of such Capital Contribution.

  (iii)         Distributions made pursuant to Section  5.6, other than as of the beginning of an Accounting Period, shall be treated as an advance and as an asset of the Fund, until the beginning of the Accounting Period following the date of distribution.

ARTICLE  VIII

 MISCELLANEOUS PROVISIONS

Section  8.1     Amendment of Limited Liability Company Agreement.

(a)         Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Shareholders by such vote as is required by the Investment Company Act.

(b)         Any amendment to this Agreement that would:

  (i)          increase the obligation of a Shareholder to make any Capital Contribution;

  (ii)         reduce the Account balance of a Shareholder other than in accordance with Article V hereof; or

  (iii)         modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Shareholder adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Shareholder has received written notice of such amendment (except an amendment contemplated in Section  8.1(c)(ii) hereof) and (B) any Shareholder objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his or her entire Shares for repurchase by the Fund.

(c)         Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Shareholders includes, but is not limited to, the power to:

  (i)          restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document; and

  (ii)          amend this Agreement (other than with respect to the matters set forth in Section  8.1(b) hereof) to change the name of the Fund in accordance with Section  2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof.

Section  8.2     Special Power of Attorney.

(a)         Each Shareholder hereby irrevocably makes, constitutes and appoints the Adviser and any liquidator of the Fund’s assets appointed pursuant to Section  6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Shareholder, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

  (i)           any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section  8.1 hereof);

  (ii)          any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

  (iii)         all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act. The Adviser hereby accepts the appointment provided in this Section  8.2 and agrees to assume and perform its obligations thereunder.

(b)         Each Shareholder is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Shareholder’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Shareholder agrees that, notwithstanding any objection that such Shareholder may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Shareholder is fully aware that each Shareholder will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)         This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Adviser and any liquidator of the Fund’s assets, appointed pursuant to Section  6.2 hereof, and as such:

  (i)          shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

  (ii)          shall survive the delivery of a Transfer by a Shareholder of all or any portion of such Shareholder’s Shares, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Shareholder, or upon withdrawal of a Shareholder from the Fund pursuant to a repurchase of Shares or otherwise, this power-of-attorney given by the transferor shall terminate.

Section  8.3     Notices.  Notices that may or are required to be provided under this Agreement shall be made, if to a Shareholder, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund); or, if to the Fund, the Board of Managers, or the Adviser, in writing (either by way of facsimile or registered mail) and sent as follows, or to such other address as the parties may agree from time to time:

If to the Adviser:

Partners Group (USA) Inc.
 1114 Avenue of the Americas, 37th Floor
New York, NY 10036
Attention:  Executive Office
Re: Notice, Partners Group Private Income Opportunities, LLC
Facsimile:	(212) 908 2601
Telephone:	(212) 908 2600

with a copy to:

Partners Group
Zugerstrasse 57
CH-6341 Baar-Zug, Switzerland
Attention:  Executive Office
Re: Notice, Partners Group Private Income Opportunities, LLC
Facsimile:	+41 41 768 85 58
Telephone:	+41 41 768 85 85

If to the Fund or to the Board of Managers:

Partners Group Private Income Opportunities, LLC
James F. Munsell, Chairman
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
Re: Notice, Partners Group Private Income Opportunities, LLC
Facsimile:	(212) 908 2601
Telephone:	(212) 908 2600

Notices to a Shareholder shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means.  Notices to the Fund, the Board of Managers, or Partners Group shall be effective on the close of business on the day upon which it is actually received.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

Section  8.4     Agreement Binding Upon Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section  8.5     Applicability of Investment Company Act and Form N‑2.  The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N‑2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Shareholders.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N‑2.

Section  8.6     Choice of Law; Arbitration.

(a)         Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)         Each Shareholder agrees to submit all controversies arising between or among Shareholders or one or more Shareholders and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Shareholder understands that:

  (i)          arbitration is final and binding on the parties;

  (ii)          the parties are waiving their rights to seek remedies in court, including the right to jury trial;

  (iii)         pre-arbitration discovery is generally more limited than and different from court proceedings;

  (iv)         the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

  (v)          a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)         All controversies referred in this Section  8.6 shall be determined at the election of the Fund by arbitration before an arbitration panel convened by the Financial Industry Regulatory Authority, to the fullest extent permitted by law.  The parties may also select any national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law.  Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered.  Each Shareholder agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)         No Shareholder shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until:  (i) the class certification is denied; (ii) the class is decertified; or (iii) the Shareholder is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section  8.7     Not for Benefit of Creditors.  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Shareholders, Managers and the Fund.  This Agreement is not intended for the benefit of non-Shareholder creditors and no rights are granted to non-Shareholder creditors under this Agreement.

Section  8.8     Consents.  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

Section  8.9     Merger and Consolidation.

(a)         The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18‑209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18‑209(b) of the Delaware Act.

(b)         Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18‑209(b) of the Delaware Act may, to the extent permitted by Section 18‑209(b) of the Delaware Act:  (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section  8.10   Confidentiality.

(a)         A Shareholder may obtain from the Fund, for any purpose reasonably related to the Shareholder’s Shares, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the “Confidential Information”).

(b)         Each Shareholder covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Shareholder or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c)         Each Shareholder recognizes that in the event that this Section  8.10 is breached by any Shareholder or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Shareholders and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Shareholders and the Fund may be entitled, such Shareholders and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(d)         Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Shareholders for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

(e)         Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Shareholder (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of Shares (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Shareholder relating to such tax treatment and tax structure.  For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Shares (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates.  Nothing in this paragraph shall be deemed to require the Fund to disclose to any Shareholder any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

Section  8.11   Certification of Non-Foreign Status.  Each Shareholder or transferee of Shares from a Shareholder that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Shareholder’s status.  Any Shareholder who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

Section  8.12   Severability.  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Shareholder agrees that it is the intention of the Shareholders that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section  8.13   Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Shareholder, may enter into written agreements with Shareholders affecting the terms hereof or of any application in order to meet certain requirements of such Shareholders.  The parties hereto agree that any terms contained in any such agreement with a Shareholder shall govern with respect to such Shareholder notwithstanding the provisions of this Agreement or of any application.

Section  8.14   Discretion.  Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Shareholders, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

Section  8.15   Counterparts.  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

Section  8.16  THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION  8.6 BEGINNING ON PAGE 31 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION  8.10 BEGINNING ON PAGE 33.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARTNERS GROUP (USA) INC.
On its own behalf as Adviser and, pursuant to the Special Power of Attorney granted to it as Adviser pursuant to Section  8.2 hereof.

By:	/s/ Robert Collins
Name: Robert Collins
Title: Managing Director

By:	/s/ Justin Rindos
Name: Justin Rindos
Title: Vice President

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

By:	/s/ Robert Collins
Name: Robert Collins
Title: President

By:	/s/ Justin Rindos
Name: Justin Rindos
Title: Chief Financial Officer

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

Partners Group Private Income Opportunities, LLC

Dated [●], 2017

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas
37th Floor
 New York, NY 10036
Limited Liability Company Shares

1-877-748-7209

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the "Prospectus") of Partners Group Private Income Opportunities, LLC (the "Fund") dated [●], 2017, as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of limited liability company interests in the Fund ("Shares") and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

TABLE OF CONTENTS

Page

INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS	2
BOARD OF MANAGERS AND OFFICERS	11
CODES OF ETHICS	17
INVESTMENT MANAGEMENT AND OTHER SERVICES	18
BROKERAGE	22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	22
CUSTODIAN	22
PROXY VOTING POLICIES AND PROCEDURES	22
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	24
FINANCIAL STATEMENTS	24
APPENDIX A – FINANCIAL STATEMENTS	25

Investment policies and practices

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

Fundamental policies

The Fund's fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of the shareholders of the Fund (the "Shareholders"), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)
Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the "SEC") or any other applicable authority.

(2)
Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)
Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of its portfolio securities.

(4)
Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, "Payment-In-Kind" or "PIK" securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)
Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)
Invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Managers of the Fund (the "Board") without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding Shares.

Additional information on investment techniques of the Fund and the related risks

As discussed in the Prospectus, the Fund in invests its assets in (i) investments in the debt of various companies, ventures, businesses, and real estate, infrastructure and other assets ("Portfolio Companies"), (ii) equity participation in such Portfolio Companies, and (iii) other opportunistic investments (all such investments by the Fund are hereafter referred to as "Fund Investments"). This section provides additional information about various types of investments and investment techniques that may be employed by the Fund. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund. However, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Fund may make virtually any kind of investment (subject to the fundamental policies described above) and (ii) that all such investments will be subject to related risks, which can be substantial.

Private credit investment types

The Fund intends to focus primarily on U.S. credit investments, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, and equity instruments. First and second lien senior secured loans are situated at the top of the capital structure and typically have the first claim on the assets and cash flows of a company. Unsecured debt, including mezzanine or private high yield, structurally subordinated instruments and some forms of public debt, generally rank junior to secured debt on the capital structure, similar to equity. Due to this priority of cash flows, an investment's risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher expected returns. The following summarizes some of the major characteristics of these various investment types:

•
First lien senior secured loans. Senior secured loans are situated at the top of the capital structure and rely on cash-flow generated by the borrower's operations to pay interest and service debt amortization. Within the classes of secured debt, first lien senior secured loans benefit from first priority security rights over the issuer's tangible and intangible assets and operating cash flow, with returns derived from contractual interest over a fixed term to maturity. These loans are the most secure part of a company's capital structure and offer attractive cash-pay interest returns. Moreover, senior secured loans are generally less vulnerable than more junior forms of capital to unfavorable market conditions, because any loss in enterprise value are first incurred by the equity investors and then by unsecured debt investors. In addition, the receipt of regular income from senior secured loan investments contributes to the reduction of investment risk over time.

•
Second lien senior secured loans. Second lien senior secured loans are immediately junior to first lien senior secured loans and have substantially the same maturities, collateral and covenant structures as first lien senior secured loans. However, second lien senior secured loans are granted a second priority security interest in the assets of the borrower. In return for this junior ranking relative to first lien senior secured loans, second lien senior secured loans offer higher returns. This greater yield comes in the form of higher interest rates and, in some cases, the potential for equity participation (albeit to a lesser extent than unsecured debt, as discussed in greater detail below). Generally, second lien senior secured loans are expected to carry a fixed or floating current yield over a standard benchmark, such as the prime rate or LIBOR.

•
Unitranche debt. Unitranche debt generally refers to debt instruments that combine both senior and subordinated debt into one debt instrument. Sometimes referred to as "stretch senior" loans, unitranche debt combines the features of first lien, second lien and mezzanine debt, generally in a first lien position with higher leverage levels than a standard first lien term loan. These instruments typically offer higher yields because they maintain higher leverage ratios, consequently elevating the level of risk associated with the investment. The primary advantages to the borrower are the ability to negotiate the entire debt financing with one lender and the elimination of inter-creditor issues.

•
Unsecured debt (Including mezzanine debt and private high yield). Unsecured debt investments, including private high yield and mezzanine debt, usually rank junior in priority of payment to secured loans. Accordingly, unsecured debt may include a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. Typically, unsecured debt investments have maturities of five to ten years. To compensate for their junior ranking (as compared to first and second lien senior secured loans), unsecured debt investments typically offer higher returns through both higher interest rates and possible equity ownership, thus enabling the lender to participate in the capital appreciation of the borrower. Unsecured debt interest payments typically consist of both cash and accrued interest ("Payment-In-Kind" or "PIK") and may also contain equity upside. Such securities are typically expected to carry a fixed or a floating current yield over a standard benchmark, such as the prime rate or LIBOR, and potentially include sources of return from warrants or other equity-related interests that may be received or acquired in connection with such investments.

•
Structurally subordinated instruments (Including HoldCo notes and preferred equity). Structurally subordinated instruments are a form of unsecured notes that are at the holding company ("HoldCo") level of a company, as opposed to at the operating company ("OpCo") level. Because a company's assets and cash flows are usually contained at the OpCo level, any borrowings at HoldCo will not have access to the assets of the company's subsidiaries until after all of the OpCo creditors have been paid, allowing for the remaining assets to be distributed up to the HoldCo level. As a result, structurally subordinated instruments are typically non-cash pay and accrue interest at a higher rate than debt at the OpCo level due to the increased risk associated with this type of subordination. Structurally subordinated instruments will typically not have any financial covenants, and will have limited creditor rights. Preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's other common equity (as described below), but it ranks junior to debt securities in an issuer's capital structure.

•
Common equity. The Fund may hold equity-related securities consisting of warrants or other equity interests obtained in connection with its unsecured debt or other investments. While the Fund intends to maintain its focus on credit investments, from time to time, when an investment presents an opportunity for substantial gains or in connection with securing particularly favorable terms in a credit investment, the Fund may make investments in the form of preferred or common equity, typically in conjunction with a private equity sponsor. Moreover, the Fund may also receive the right to make an equity investment in a portfolio company whose debt securities it already holds in connection with the next equity financing round for that company. This right may provide the Fund with an opportunity to further enhance returns over time through equity investments in its portfolio companies. In the future, the Fund may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company's stock or by exercising the Fund's right, if any, to require a portfolio company to repurchase the equity-related securities it holds.

•
Public debt. The Fund may hold publicly registered debt securities, which may be secured or unsecured. Such debt will primarily consist of high yield bonds, which are non-investment grade bonds that typically offer higher yields but come with limited protective covenant packages.

•	Cash and cash equivalents. The Fund expects to maintain a certain level of cash or cash equivalent instruments for liquidity management purposes.

Equity securities

As stated above, while the Fund intends to maintain its focus on credit investments, from time to time, when an investment presents an opportunity for substantial gains or in connection with securing particularly favorable terms in a credit investment, the Fund may make investments in the form of preferred equity, common equity, and equity-related securities of U.S. and foreign issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private credit focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock or other common equity, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is primarily a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (determined by reference to the security's anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative instruments

Although not a principal investment strategy, the Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The following are descriptions of certain derivatives that the Fund may use. Certain risks associated with derivatives are described under "Investment related risks—Derivative instruments" in the Prospectus.

Options and futures

The Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Fund owns the underlying security. The sale of such an option exposes the Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is "fully hedged" if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would generally make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Fund would be entitled to exercise the option.

The Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the "CFTC"). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, the Fund may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Trading in futures involves risk of loss to the Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that the Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Fund to trade without restriction as long as the Fund can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by the Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which the Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates the Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and put options on securities indexes

The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Yield curve options

The Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and warrants

The Fund may invest in rights and warrants. Rights (sometimes referred to as "subscription rights") and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that the Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable the Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Swaps

The Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

Interest rate, mortgage and credit swaps

The Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity index swaps

The Fund may enter into equity index swaps. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. The Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency swaps

The Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Fund's performance. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total return swaps

The Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if the Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Swaptions

The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as "swaptions." A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

Certain swap agreements into which the Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps consists of the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of the payments that the Fund contractually is entitled to receive.

Distressed securities

The Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

Cyber security risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund's ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

Board of Managers and officers

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund's limited liability company agreement ("LLC Agreement"). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a "Manager") are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Managers of the Board are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Managers").

The identity of Managers of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Managers serve on the Board for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager's death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the applicable fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the applicable fund not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Manager of the Fund, and must do so if the Managers who were elected by the Shareholders cease to constitute a majority of the Managers then serving on the Board.

The Board believes that each of the Managers' experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Managers lead to the conclusion that each Manager should serve in such capacity. Among the attributes common to all Managers is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Managers, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Managers. A Manager's ability to perform his or her duties effectively may have been attained through the Manager's business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Manager. Specific details regarding each Manager's principal occupations during the past five years are included in the tables below. See "Board of Managers and officers—Independent Managers" and "Board of Managers and officers—Interested Managers and officers."

James F. Munsell

Mr. Munsell has been a Manager since the Fund's inception. Mr. Munsell has more than 40 years of legal and business experience.

Robert J. Swieringa

Mr. Swieringa has been a Manager since the Fund's inception. Mr. Swieringa has more than 40 years of business, accounting and academic experience.

Lewis R. Hood, Jr.

Mr. Hood has been a Manager since February 2017. Mr. Hood has more than 35 years of business experience.

Stephen G. Ryan

Mr. Ryan has been a Manager since February 2017. Mr. Ryan has more than 25 years of business, accounting and academic experience.

Robert M. Collins

Mr. Collins has been a Manager since the Fund's inception. He has more than 18 years of private markets investing experience.

Independent Managers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	2
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	2
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since February 2017	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	1
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since February 2017	Professor of Accounting, Stern School of Business, New York University (1995-Present).	1

*	Each Manager serves an indefinite term, until his or her successor is elected.

**
Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Income Opportunities, LLC and Partners Group Private Equity (Master Fund), LLC.

Interested Managers and officers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth:1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length— since inception	Managing Director, Partners Group (2012–Present); Partners Group (2005–Present).	2
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length— since inception	Senior Vice President, Partners Group (2017–Present); Partners Group (2010–Present).	2
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length— since inception	Partner, Ascendant Compliance Management, Inc. (2009–2015); Manager, Brian Kawakami LLC (2015–Present).	2
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length— since inception	Senior Vice President, Partners Group (2014–Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014–Present); Partners Group (2014–Present); Chief Compliance Officer, Platinum Partners (2007–2014).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**
Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Income Opportunities, LLC and Partners Group Private Equity (Master Fund), LLC.

(1)	Mr. Collins is deemed an "interested person" of the Fund due to his position as a Managing Director of the Adviser.

Leadership structure and oversight responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the LLC Agreement. The Board is currently composed of five members, four of whom are Independent Managers. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Managers will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the "Audit Committee") a nominating committee (the "Nominating Committee"), and a valuation oversight committee (the "Valuation Oversight Committee"), and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed James F. Munsell, an Independent Manager, to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Managers generally between meetings. The Chairman serves as a key point person for dealings between management and the Managers. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund's investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund's other primary service providers on a periodic or regular basis, including the Fund's custodian, distributor, sub-administrator and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Managers

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund's independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund's Independent Managers.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder's interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee's education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee's qualifications to serve as a manager. The Nominating Committee may solicit candidates to serve as managers from any source it deems appropriate. With the Board's prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund's Independent Managers.

Valuation Oversight Committee

The Board has formed a Valuation Oversight Committee that is responsible for overseeing the valuation of the Fund's investments, including the activities of the Adviser's valuation committee with respect to such assets. The Valuation Oversight Committee currently consists of each of the Fund's Managers.

Manager ownership of securities

For each Manager, the dollar range of equity securities beneficially owned by the Manager in the Fund and in the family of investment companies (including all of the registered investment companies advised by the Adviser) as of December 31, 2016, is set forth in the table below.

NAME OF MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY MANAGER IN FAMILY OF INVESTMENT COMPANIES
Independent:
James F. Munsell	None	Over $100,000
Robert J. Swieringa	None	None
Lewis R. Hood, Jr.	None	$50,000 - $100,000
Stephen G. Ryan	None	None
Interested:
Robert M. Collins	None	Over $100,000

Independent Manager ownership of securities of the Adviser

As of February 28, 2017, none of the Independent Managers (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Manager compensation

In consideration of the services rendered by the Managers, each Manager receives compensation from the Fund in the amount of $20,000 per year. The Managers do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Funds' Managers.

NAME OF MANAGER	ESTIMATED AGGREGATE COMPENSATION FROM THE FUND(1)	ESTIMATED TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX PAID TO MANAGERS(2)
James F. Munsell	$20,000	$85,000
Robert J. Swieringa	$20,000	$85,000
Lewis R. Hood, Jr.	$20,000	$75,000
Stephen G. Ryan	$20,000	$75,000
Robert M. Collins	$0	$0

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation to be paid from the Fund and Fund Complex for a full calendar year.

Codes of ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment management and other services

The Adviser

Partners Group (USA) Inc. (the "Adviser"), a Delaware corporation, serves as the investment adviser to the Fund. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund's assets. The Adviser provides such services to the Fund pursuant to the investment management agreement (the "Investment Management Agreement").

The Investment Management Agreement became effective as of December 31, 2016, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See "Voting" in the Prospectus. The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days' written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board's approval of the Investment Management Agreement will be available in the Fund's first annual or semi-annual report to Shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser's entitlement to indemnification).

The Fund will pay the Adviser the Investment Management Fee in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the Fund's net asset value. The Investment Management Fee is paid to the Adviser out of the Fund's assets and decreases the net profits or increases the net losses of the Fund. "Net asset value" means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for the purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, at the end of each calendar quarter (and at certain other times), an incentive fee (the "Incentive Fee") shall be payable to the Adviser. The Incentive Fee is calculated and payable quarterly in arrears equal to 15% of the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee).

The Adviser has entered into an expense limitation agreement (the "Expense Limitation Agreement") with the Fund, whereby, until April 1, 2019 (and for consecutive one-year terms thereafter), the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a "Waiver"), if required to ensure the Annual Net Expenses (excluding taxes, brokerage commissions, interest from borrowing, borrowing costs, certain transaction-related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed 2.70% with respect to Class A Shares and 2.00% with respect to Class I Shares on an annualized basis (the "Expense Limit"). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided (a) it is able to effect such recoupment and remain in compliance with the Expense Limit and (b) such recoupment does not cause the Fund's expense ratio after recoupment to exceed the Fund's net expense ratio in place at the time such amounts were waived. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days' written notice to the other party.

The Portfolio Management Team

The personnel of the Adviser who currently have primary responsibility for the day-to-day management of the Fund's portfolio (the "Portfolio Management Team") are Hal Avidano, Robert Collins, Scott Essex, Joel Schwartz, and Anthony Shontz.

Other accounts managed by the Portfolio Management Team

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL VALUE OF ASSETS BY ACCOUNT TYPE FOR WHICH THERE IS NO PERFORMANCE-BASED FEE			NUMBER OF OTHER ACCOUNTS AND TOTAL VALUE OF ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies*	Other pooled investment vehicles**	Other accounts**
Hal Avidano	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $2.041 billion	Two pooled investment vehicles with a value of $53.734 million	Twenty-six accounts with a value of $1.907 billion
Robert Collins	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $2.041 billion	Two pooled investment vehicles with a value of $53.734 million	Twenty-six accounts with a value of $1.907 billion
Scott Essex	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $2.041 billion	Two pooled investment vehicles with a value of $53.734 million	Twenty-six accounts with a value of $1.907 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $2.041 billion	Two pooled investment vehicles with a value of $53.734 million	Twenty-six accounts with a value of $1.907 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $2.041 billion	Two pooled investment vehicles with a value of $53.734 million	Twenty-six accounts with a value of $1.907 billion

*	Unaudited, as of September 30, 2016.

**	Estimate as of September 30, 2016.

Conflicts of interest

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of the Portfolio Management Team

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG ("Partners Group Holding") and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or op-tions de-pending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

Portfolio Management Team's ownership of securities in the Fund

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY PORTFOLIO MANAGEMENT TEAM MEMBER*
Hal Avidano	None
Robert Collins	None
Scott Essex	None
Joel Schwartz	None
Anthony Shontz	None

(1)	As of February 28, 2017.

Brokerage

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. In most instances, the Fund will obtain interests in a Portfolio Company directly from the Portfolio Company, and such acquisitions by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses. The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser as permitted under the Investment Company Act. Given the private credit focus of the Fund, significant brokerage commissions are not anticipated to be paid by such the Fund.

Independent registered public accounting firm; legal counsel

PricewaterhouseCoopers LLP, of 2001 Ross Avenue, Suite 1800, Dallas, TX 75201, has been selected as independent registered public accountants for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, of One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Managers.

Custodian

State Street Bank and Trust Company (the "Custodian") serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 100 Summer Street, Boston, MA 02116. The Custodian also serves as the Fund's administrator.

Proxy voting policies and procedures

The Fund's investments are expected to consist primarily of (i) investments in the debt of various Portfolio Companies, (ii) equity participation in such Portfolio Companies through various instruments such as warrants, options, common or preferred stock and other forms of equity participation and (iii) other opportunistic investments. The Fund's investments do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is expected to be substantially less than that encountered in connection with registered equity securities. To the extent that the Fund receives notices or proxies in connection with Fund Investments, the Fund has delegated proxy voting responsibilities with respect to the Fund's portfolio securities to the Adviser.

In accordance with the proxy voting policy, the Adviser generally handles proxy proposals as set forth below, provided that the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/interest holders in a particular case.

The Adviser will generally vote in support of management's nominees for the board of directors, and in favor of proposals that support board independence. Similarly, the Adviser will generally support the recommendation of the relevant board of directors. The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as (i) management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits) and (ii) proposals supporting shareholder/interest holders rights (a) to vote on shareholder/interest holder rights plans (poison pills), (b) to remove supermajority voting provisions and/or (c) to call special meetings and to act by written consent.

The Adviser generally does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation's marketplace value. Accordingly, the Adviser generally votes against management on proposals such as (i) anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers; (ii) shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding; (iii) reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions; (iv) change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered; and (v) establishment of classified boards of directors.

In addition, the Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact: (i) capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholder/interest holders; (ii) amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions; (iii) elimination of shareholder/interest holders' right to call special meetings; (iv) excessive compensation; (v) "other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy; and (vi) proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

The Adviser evaluates mergers and acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders' ownership interests in the corporation, or which it considers unreasonable.

With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

The Fund is required to file Form N‑PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. As of August, 31, 2017, the Fund's first Form N‑PX filing, and each of the Fund's subsequent Form N-PX filings, will be available: (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC's website at www.sec.gov.

Control persons and principal Shareholders

The Adviser's affiliate has provided the initial capitalization of the Fund and therefore is deemed to be a control person because it was the sole shareholder of the Fund at that time. However, it is anticipated that the Adviser's affiliate will no longer be a control person of the Fund once this offering of Shares is completed. As of March 8, 2017, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of any class of Shares.

NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
Partners Group Finance USD IC Limited Tudor House, Le Bordage St. Peter Port Guernsey, Channel Islands GY1 6BD	100% of Class I

Financial statements

Appendix A to this SAI provides financial information regarding the Fund. The Fund's financial statements have been audited by PricewaterhouseCoopers LLP, of 2001 Ross Avenue, Suite 1800, Dallas, TX 75201.

Appendix A

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of Partners Group Private Income Opportunities, LLC:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Partners Group Private Income Opportunities, LLC (the "Fund") as of March 8, 2017, and the results of its operations for the period from August 18, 2016 (inception) to March 8, 2017, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

March 21, 2017

PricewaterhouseCoopers LLP, 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201
T: (214) 999-1400, F: (214) 754-7991, www.pwc.com/us

Partners Group Private Income Opportunities, LLC
(a Delaware limited liability company)

Statement of Assets and Liabilities
March 8, 2017

Assets
Cash	$350,000
Receivable from affiliate	$177,316
Total Assets	$527,316

Liabilities
Payable to affiliate	$177,316
Total Liabilities	$177,316

Net Assets	$350,000

Net Assets consists of:
Paid-in capital	$350,000
Total Net Assets	$350,000

Class I Shares
Net Assets	$350,000
Shares issued and outstanding	70,000
Net asset value per Share	$5.0000

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC
(a Delaware limited liability company)

Statement of Operations
Period from August 18, 2016 (inception) to March 8, 2017

Operating Expenses
Organizational costs	$177,316
Expense reduction	$(177,316)

Net Investment Income (Loss)	-

Net Increase/(Decrease) in Net Assets From Operations	$-

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC
(a Delaware limited liability company)
Notes to Financial Statements – March 8, 2017

1. Organization

Partners Group Private Income Opportunities, LLC (the “Fund”) is a Delaware limited liability company organized on August 18, 2016. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). A board of managers (the “Board” or “Managers”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. The Fund’s investment objective is to generate attractive risk-adjusted returns and current income by investing in a diversified portfolio of predominantly credit related opportunities.

The Fund offers two separate classes of Shares designated as Class A Shares (the “Class A Shares”) and Class I Shares (the “Class I Shares”). While the Fund intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that shareholders in that class may bear, and the distribution and service fees that each class may be charged. The Fund has received an exemptive order from the SEC with respect to the Fund's multi-class structure. As of March 8, 2017, only Class I Shares are outstanding.

2. Significant Accounting Policies

The Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Cash

Cash will include short-term interest bearing deposit accounts. At times, such deposits may exceed federally insured limits.

c. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for line of credit; fees for data and software providers; costs of insurance; registration expenses; Board fees; and expenses of meetings of the Board.

Organizational Costs

Organizational costs include costs relating to the formation and organization of the Fund. These costs are expensed as incurred. As of March 8, 2017, the Adviser incurred $177,316 in organizational costs on behalf of the Fund and such expenses are subject to reimbursement by the Fund to the Adviser.

Deferred Offering Costs

Offering costs in connection with the offering of common units of the Fund consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, printing and other costs, as well as costs associated with the preparation and filing of the Fund’s registration statement. The Fund has incurred $108,255 in deferred offering costs. These costs were accounted as a deferred charge until the Fund begins operations and will be amortized over twelve months.

d. Income Taxes

The Fund intends to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

e. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

3. Management Fees and Incentive Fee

The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program.

The Fund will pay the Adviser a monthly investment management fee (the “Investment Management Fee”) equal to 1.25% on an annualized basis of the Fund’s net asset value. The Investment Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

In addition, at the end of each calendar quarter (and at certain other times), an incentive fee (the “Incentive Fee”) will be payable to the Adviser. The Incentive Fee is calculated and payable quarterly in arrears equal to 15% of the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee).

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund dated March 20, 2017, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Annual Net Expenses (excluding taxes, brokerage commissions, interest from borrowing, borrowing costs, certain transaction-related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and acquired fund fees and expenses) do not exceed 2.70% on an annualized basis with respect to the Class A Shares and 2.00% on annualized basis with respect to the Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided (a) it is able to effect such recoupment and remain in compliance with the Expense Limit and (b) such recoupment does not cause the Fund’s expense ratio after recoupment to exceed the Fund’s net expense ratio in place at the time such amounts were waived. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

4. Accounting and Administration Agreement

State Street Bank and Trust Company (the “Administrator”) serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses.

5. Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

6. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

7. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any events that have occurred that would require adjustments or disclosures in the financial statements or the accompanying notes.

PART C:
OTHER INFORMATION

Partners Group Private Income Opportunities, LLC (the “Registrant”)

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Financial Statements are included in the Statement of Additional Information filed herein.

(2)	Exhibits

(a)(1)	See Appendix A to the Prospectus.

(a)(2)	Certificate of Limited Liability Company is incorporated by reference to Exhibit (a)(2) of the Registrant’s Registration Statement as previously filed on August 30, 2016.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Dividend Reinvestment Plan is incorporated by reference to Exhibit (e) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(f)	Not applicable.

(g)	Investment Management Agreement is incorporated by reference to Exhibit (g) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(h)(1)	Distribution Agreement is incorporated by reference to Exhibit (h)(1) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(h)(2)	Distribution and Service Plan is incorporated by reference to Exhibit (h)(2) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(i)	Not applicable.

(j)	Custody Agreement is incorporated by reference to Exhibit (j) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(k)(1)	Administration Agreement is incorporated by reference to Exhibit (k)(2) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(k)(2)	Transfer Agency and Service Agreement is incorporated by reference to Exhibit (k)(2) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(k)(3)	Expense Limitation Agreement is incorporated by reference to Exhibit (k)(3) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(l)	Opinion and Consent of Drinker Biddle & Reath LLP is incorporated by reference to Exhibit (l) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(m)	Not applicable.

(n)	Consent of PricewaterhouseCoopers LLP is filed herewith.

(o)	Not applicable.

(p)	Form of Subscription Agreement is incorporated by reference to Exhibit (p) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit (r)(1) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(r)(2)	Code of Ethics of Partners Group (USA) Inc. is incorporated by reference to Exhibit (r)(2) of the Registrant’s Registration Statement as previously filed on March 22, 2017.

(s)	Powers of Attorney are filed herewith.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration Fees	$106,480.00
Legal Fees	$81,758.50
Printing Fees	$10,000.00
Blue Sky Fees	$40,000.00
Accounting Fees	$15,000.00

Total	$253,238.50

Item 28.	Persons Controlled by or Under Common Control With Registrant

Three of the five members of the Board of Managers of Partners Group Private Income Opportunities, LLC (the “Fund”) also serve on the boards of managers of certain other pooled investment vehicles (“Other Funds”).  In addition, the officers of the Other Funds are substantially identical.  Nonetheless, the Fund takes the position that it is not under common control with the Other Funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29.	Number of Holders of Securities

Title of Class	Number of Record Holders*
Class A	0
Class I	1

*	As of May 1, 2017.

Item 30.	Indemnification

Section 3.7 of the LLC Agreement states:

Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(d) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(e) In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h) To the extent permitted by applicable law, the Placement Agent and the Administrator, and any other party serving as the placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

In addition, the Fund’s various agreements with its service providers provide for indemnification.

Item 31.	Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Fund’s Adviser, Partners Group (USA) Inc. (the “Adviser”) together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-68463), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (i) the Registrant, (ii) the Registrant’s Administrator, and/or (iii) the Registrant’s counsel. The address of each is as follows:

1.	Partners Group Private Income Opportunities, LLC
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

2.	State Street Bank and Trust Company
100 Summer Street
Boston, MA 02111

3.	Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.
Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.
For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 3rd day of May, 2017.

Partners Group Private Income Opportunities, LLC

By:	/s/ Robert Collins
	Name:	Robert Collins
	Title:	President

By:	/s/ Justin Rindos
	Name:	Justin Rindos
	Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert Collins	Manager, President	May 3, 2017
Robert Collins
/s/ Justin Rindos	Chief Financial Officer	May 3, 2017
Justin Rindos
	Chairman and Manager	May 3, 2017
James F. Munsell*
	Manager	May 3, 2017
Robert J. Swieringa*
	Manager	May 3, 2017
L. Randolph Hood*
	Manager	May 3, 2017
Stephen G. Ryan*

*
Powers of attorney authorizing Robert Collins, Justin Rindos and Joshua B. Deringer to execute Registrant’s Registration Statement, and Amendments thereto, for the managers of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed herewith as Exhibit (s) to the Registrant’s Registration Statement on Form N-2.

Exhibit Index

(n)	Consent of PricewaterhouseCoopers LLP

(s)	Powers of Attorney